SUPPLEMENT DATED OCTOBER 13, 1995 TO
                       PROSPECTUS DATED MAY 1, 1995 FOR
                                   KEYLIFE
                           INDIVIDUAL SINGLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                         KEYPORT  VARIABLE  ACCOUNT I
                                      AND
                        KEYPORT LIFE INSURANCE COMPANY


------------------------------------------------------------------------------


On September 27, 1995, the Securities and Exchange Commission issued an order approving the substitution of shares of the Colonial-Keyport Strategic Income Fund for shares of the Managed Income Fund ("MIF"); the substitution of shares of the Mortgage Securities Income Fund for shares of the Colonial-Keyport U.S. Government Fund ("CKUSGF") and the substitution of shares of the Managed Assets Fund for shares of the Strategic Managed Assets Fund ("SMAF"). MIF, CKUSGF and SMAF Sub-Accounts are no longer available under the Policy for any purpose.

------------------------------------------------------------------------------


                   SERVICE HOTLINE (800) 367-3653, option 6
                  Issued by:  Keyport  Life Insurance Company
               Distributed by:  Keyport Financial Services Corp.
        SteinRoe Trust managed by:  Stein Roe and Farnham Incorporated
                One South Wacker Drive, Chicago, Illinois 60606
        Keyport Trust managed by: Keyport Advisory Services Corp. and
             Sub-advised by Colonial Management Associates, Inc.
              One Financial Center, Boston, Massachusetts 02110

                         Keyport Companies located at:
               125 High Street, Boston, Massachusetts 02110-2712

                                     KEYLIFE
            INDIVIDUAL SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                           KEYPORT VARIABLE ACCOUNT I
                                       AND
                         KEYPORT LIFE INSURANCE COMPANY

      The individual variable life insurance policy ("Policy") described in this Prospectus is a single premium variable life insurance policy. The Policy has been designed to be used in connection with estate planning and other insurance needs of individuals. THE POLICY CEASED BEING AVAILABLE FOR PURCHASE IN AUGUST 1990.

      Premiums may be allocated to a segregated investment account of Keyport Life Insurance Company ("Keyport") which account has been designated Keyport Variable Account I ("Variable Account") and/or to the General Account of Keyport. The Variable Account invests in shares of the Eligible Funds of SteinRoe Variable Investment Trust ("SteinRoe Trust") and Keyport Variable Investment Trust ("Keyport Trust") at their net asset value (see "Eligible Funds" on Page 8). Policy Owners bear the complete investment risk for all amounts allocated to the Variable Account.

      With respect to amounts allocated to the Variable Account, the cash value and, under certain circumstances, the death benefit of the Policy may increase or decrease depending on the investment experience of the Variable Account. A Guaranteed Minimum Death Benefit is provided which is unaffected by investment experience.

      Any policy entered into on or after June 21, 1988 is a "modified endowment contract" under the Internal Revenue Code. Loans and other distributions made under any such Policy while the Insured is alive will be taxed in a manner similar to distributions from annuity contracts (see "Tax Status of the Policy" on Pages 20-22).

Right to Examine the Policy--Free Look Period

      The Policy may be returned within 10 days after receipt or within 45 days after the Policy Owner completes the application for insurance, whichever is later. It can be mailed or delivered to either Keyport or the agent who sold it. The returned Policy will be treated as if never issued and Keyport will refund any premium paid. The premium paid will be deposited in the General Account and held there at interest until the end of the Free Look Period, at which time the premium will be allocated as specified in the application in one or more Sub-Accounts of the Variable Account and/or the General Account.

PURCHASERS SHOULD NOTE THAT IT MAY OR MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING LIFE INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

                      The date of this Prospectus is May 1, 1995.

         Executive Office:  125 High Street, Boston, MA 02110, (617) 526-1400

                                   TABLE OF CONTENTS
                                                                        Page
Right to Examine Policy--Free Look Period                                  1
Glossary of Special Terms                                                  4
   Beneficiary, Contingent Beneficiary                                     4
   Date of Issue                                                           4
   General Account                                                         4
   Indebtedness                                                            4
   Insured                                                                 4
   Loan Account                                                            4
   Monthly Anniversary                                                     4
   Office                                                                  4
   Policy Owner, Joint Policy Owner, Contingent Policy Owner               4
   Policy Year, Policy Anniversary                                         4
   Variable Account                                                        4
   Written Request                                                         4
Summary                                                                    5
   Introduction                                                            5
   The Variable Account                                                    5
   Charges and Deductions                                                  5
   Loans                                                                   6
   Surrenders                                                              6
Keyport                                                                    6
The Variable Account                                                       7
Allocation of Investments Under the Policy                                 7
   General Account                                                         7
   Variable Account                                                        7
   Eligible Funds and Sub-Accounts in the Variable Account                 8
   Eligible Funds                                                          8
      Cash Income Fund                                                     9
      Mortgage Securities Income Fund                                      9
      Managed Income Fund                                                  9
      Managed Assets Fund                                                  9
      Strategic Managed Assets Fund                                        9
      Managed Growth Stock Fund                                           10
      Capital Appreciation Fund                                           10
      Colonial-Keyport U.S. Government Fund                               10
      Colonial-Keyport Growth and Income Fund                             10
      Colonial-Keyport Utilities Fund                                     10
      Colonial-Keyport U.S. Fund for Growth                               10
      Colonial-Keyport International Fund for Growth                      10
      Colonial-Keyport Strategic Income Fund                              11
      Newport-Keyport Tiger Fund                                          11
   Transfers                                                              11
   Substitution of Eligible Funds                                         12
Charges and Deductions                                                    12
   Deductions from Premium                                                12
   Deductions from Sub-Account Values                                     12
      Daily Deduction                                                     12
      Monthly Deduction                                                   12
      Sales Load Charge                                                   14

                                                                          Page

Deduction from Surrendered Values                                         14
Deduction from Transferred Values                                         14
The Policy                                                                14
   General                                                                14
   Insurance Underwriting                                                 14
   Illustrations                                                          14
Cash Value and Surrender Rights                                           15
   Cash Value                                                             15
   Crediting of Additional Variable Account Cash Values                   15
   Reduction in Cost of Insurance and Reduction or Elimination
     of Policy Maintenance Charge                                         15
   Cash Surrender Value                                                   16
Loan Privileges                                                           16
   Policy Loans                                                           16
   Policy Loan Interest                                                   16
   Loan Repayment                                                         17
Death Benefits                                                            17
   The Death Benefit                                                      17
   Payment of Death Benefit                                               17
   Payment Options                                                        18
Valuation                                                                 18
   Valuation of Assets                                                    18
   Method of Determining Variable Account Values                          18
Other Policy Provisions                                                   19
   Ownership                                                              19
   Change of Policy Owner or Beneficiary                                  19
   Assignment                                                             19
   Incontestability                                                       20
   Suicide                                                                20
   Misstatement of Age (or Sex)                                           20
Suspension of Payments                                                    20
Tax Status                                                                20
   Introduction                                                           20
   Keyport Tax Status                                                     20
   Tax Status of the Policy                                               21
Variable Account Voting Rights                                            22
   Disregard of Voting Instructions                                       23
Keyport Management                                                        23
Distribution of the Policy                                                25
Other Policies Issued by Keyport                                          25
State Regulation                                                          25
Reports to Policy Owners                                                  25
Legal Proceedings                                                         25
Experts                                                                   25
Registration Statement                                                    26
Legal Matters                                                             26
Financial Statements                                                      26
Appendix - A, B, C, D and E                                               67

                      The Policy is not available in all States.

NO PERSON IS AUTHORIZED BY KEYPORT TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION,OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF OR SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE LIFE POLICY OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                              GLOSSARY OF SPECIAL TERMS

Beneficiary, Contingent Beneficiary--The Beneficiary is the person or persons who will receive any death benefit. The Contingent Beneficiary, if any, will become the Beneficiary should the Beneficiary die prior to the date of death of the Insured.

Date of Issue--The date on which the Policy takes effect.

General Account--The general asset account of Keyport which contains all the assets of Keyport, other than the assets of the Variable Account and other separate investment accounts.

Indebtedness--The amount of any existing loans and a pro rata portion of any loan interest due on the next Policy Anniversary.

Insured--The person whose life is covered by the Policy.

Loan Account--That portion of the General Account that contains cash values attributable to policy loans.

Monthly Anniversary--The Monthly Anniversary is the same day each month as the day of issue, or the first day of the next month should that day fall on a day beyond the end of any month.

Office--The Executive Office of Keyport which is located at 125 High Street, Boston, Massachusetts 02110. The transactions to be performed under the Policy are to be performed at the Executive Office.

Policy Owner, Joint Policy Owner, Contingent Policy Owner--The Policy Owner is the person or persons having all rights under the Policy. Joint Policy Owners are two or more natural persons who own the Policy equally with a right of survivorship. The Contingent Policy Owner is the person or persons who will own the Policy following the Policy Owner's death (or the deaths of all the Joint Policy Owners).

Policy Year, Policy Anniversary--The first Policy Year starts on the Date of Issue. Future Policy Years start on the same month and day in each subsequent year, known as a Policy Anniversary.

Variable Account--A separate investment account maintained by Keyport into which a portion of its assets has been allocated for the Policy described herein and certain other policies offered by Keyport. It has been designated as Keyport Variable Account I. Sub-Accounts have been established within the Variable Account for each Eligible Fund.

Written Request--A request written on a form satisfactory to Keyport and filed at the Office of Keyport.

                                        SUMMARY

Introduction

The Variable Account is a separate investment account maintained by Keyport. The General Account consists of all Keyport's assets other than the Variable Account and the assets of other separate accounts maintained by Keyport.

The minimum premium Keyport will accept for a Policy is $5,000. Policy Owners may allocate premiums to either the Variable Account or the General Account, or both. If the Policy Owner invests in the Variable Account, the cash value and, under certain circumstances, the death benefit of the Policy, may increase or decrease depending on the investment experience of the Eligible Fund chosen which serves as an underlying investment for a Sub-Account of the Variable Account. (For further information, see "Cash Value and Surrender Rights" and "Death Benefits" on Pages 15 and 17, respectively.) No additional premiums will be accepted by Keyport under a Policy after it is issued. However, additional Policies may be purchased. At the present time the Policies will not be issued on Insureds with less than standard mortality factors.

If the Policy Owner allocates premium to the General Account, the cash value and, under certain circumstances, the death benefit of the Policy, will increase at guaranteed interest rates and, at Keyport's discretion, at such higher rates of interest that may be credited.

A Guaranteed Minimum Death Benefit is provided which is unaffected by investment experience.

There are no federal income taxes on increases in the cash value of a Policy until a distribution occurs while the Insured is alive. A taxable distribution can be a total surrender payment and, for Policies entered into on or after June 21, 1988 ("MEC Policies"), also a loan or the making of an assignment of the Policy. A federal penalty tax (currently 10%) may also apply to MEC Policies. This federal income tax treatment applies to a MEC Policy since it is a "modified endowment contract" under Section 7702A of the Internal Revenue Code (the Single Premium is greater than the premium defined under that Section's "7-pay test"). (See "Tax Status of the Policy" on Pages 20-22.)

The Variable Account

The Variable Account is a separate account of Keyport established to hold the investments which underlie the Policy. The assets of the Variable Account will be invested in one or more Eligible Funds designated as permissible investments of the Variable Account. The Variable Account is divided into Sub-Accounts on the basis of each Eligible Fund. (See "The Variable Account" on Page 7.)

Charges and Deductions

      From Premium

      There are no deductions from the Single Premium.

      From Sub-Accounts of the Variable Account

      There is a daily deduction for assuming the risk of guaranteeing the mortality and expense charges, which is equal on an annual basis to .60% of the net assets in the Sub-Account. (See "Charges and Deductions-Deductions from Sub-Account Values" on Page 12.)

      Keyport may also make a charge against each Sub-Account of the Variable Account for any provision for taxes established by Keyport as a result of the operation of the Sub-Accounts. Keyport is not currently making provision for any taxes.

      The value of the assets in each Sub-Account will reflect the value of the Eligible Fund's shares and therefore the deductions from and expenses paid out of the assets of the Eligible Fund. For Eligible Funds of the SteinRoe Trust, the advisory and administrative fees are from .50% to .70% of daily net assets. For the Eligible Funds of the Keyport Trust, the advisory and administrative fees are from .60% to .90% of the daily net assets. These fees and other Fund expenses are described in the prospectuses for SteinRoe Trust and Keyport Trust in the "How the Funds are Managed" section under the captions "Advisory and Administrative Fees" and "Expenses of the Funds."

      From Cash Values

      There is a monthly deduction made from the cash value of the Policy. The monthly deduction is for the cost of insurance and policy maintenance charge. A sales load totaling 6.264% of the Single Premium is deducted in equal installments on a monthly basis beginning in the second policy year or from surrendered values if the total sales load has not been otherwise deducted.

      Under certain circumstances and after a specified number of years the cost of insurance and policy maintenance charge may be reduced. (See "Cash Value and Surrender Rights-Reduction in Cost of Insurance and Reduction or Elimination of Policy Maintenance Charge" on Page 15.)

      From Surrendered Values

      There is a deduction from cash value of any unpaid sales load charge. (See "Charges and Deductions-Deduction from Surrendered Values" on Page 14.)

      From Transferred Values

      Keyport has reserved the right to deduct a fee for implementing a transfer of cash value from one Sub-Account to another and to or from the General Account and the Variable Account. Keyport is not currently charging any such fee. (See "Charges and Deductions-Deduction from Transferred Values" on Page 14.)

Loans

Policy Owners may make policy loans. (See "Loan Privileges" on Page 16.) For Policies entered into on or after June 21, 1988, policy loans can be taxable (see "Tax Status of the Policy" on Pages 20-22).

Surrenders

Policy Owners may surrender the Policy for its cash surrender value at any time. (See "Cash Value and Surrender Rights" on Page 15.)

                                       KEYPORT

Keyport was incorporated in Rhode Island in 1957 as a stock life insurance company. Its executive and administrative Office is at 125 High Street, Boston, Massachusetts 02110 and its home office is at 235 Promenade Street, Providence, Rhode Island 02903. Prior to January 1, 1991, Keyport's name was Keystone Provident Life Insurance Company.

Keyport writes individual and group life insurance and annuity contracts on a non-participating basis. Keyport is licensed to do business in all states other than New York. Keyport is also licensed in the District of Columbia and the Virgin Islands. Keyport has been rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Keyport has been rated A+ each year since 1976. "Superior" is Best's the highest rating category, which also includes A++. Best's Ratings merely reflect Best's opinion as to the relative financial strength of Keyport.

Keyport is one of the Liberty Financial Companies. Keyport is ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

                                 THE VARIABLE ACCOUNT

The Variable Account was established by Keyport pursuant to the provisions of Rhode Island law on September 2, 1982. Prior to January 1, 1991, the Variable Account's name was Keystone Provident Variable Account I. Keyport has caused the Variable Account to be registered with the Securities and Exchange Commission as a Unit Investment Trust type of separate account pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Keyport by the Securities and Exchange Commission.

The assets of the Variable Account are the property of Keyport and are not chargeable with liabilities arising out of any other business Keyport may conduct. The income, gains or losses, whether or not realized, from assets allocated to the Variable Account, are, in accordance with the Policy, credited to or charged against the Variable Account without regard to any other income, gains or losses of Keyport.

Keyport does not guarantee the investment performance of the Variable Account. When amounts are allocated to the Variable Account, cash values and, under certain circumstances, the death benefit will vary with the investment performance of the investments in the Sub-Accounts of the Variable Account in which values are held.

                      ALLOCATION OF INVESTMENTS UNDER THE POLICY

Premiums applied to the Policy may be allocated in whole or in part to the General Account and/or the Variable Account. The minimum allocation to the General Account or to any Sub-Account of the Variable Account is 10% of the Single Premium.

General Account

This Prospectus has no applicability to the General Account. However, for the information of Policy Owners some occasional references will be made to the General Account and the right to allocate or re-allocate the Single Premium, cash values, or loan repayments to the General Account.

Variable Account

Premium applied to the Variable Account will be invested in one or more of the Eligible Funds at net asset value, in accordance with the directions of the Policy Owner(s) in the application, subject to any terms and conditions imposed on such selection by Keyport. The assets of the Variable Account will be segregated by Eligible Fund, thus establishing a series of Sub-Accounts within the Variable Account. Keyport may, from time to time, withdraw, substitute, merge or add Eligible Funds. When a new Eligible Fund is added, the Policy Owner may be permitted to select such Fund as an underlying investment for a Policy subject to any terms and conditions Keyport may impose. (See "Transfers" on Page 11.)

Eligible Funds and Sub-Accounts in the Variable Account

The Sub-Accounts in the Variable Account and the corresponding Eligible Funds of SteinRoe Trust are as follows:

  Eligible Funds of
  SteinRoe Variable Investment Trust                  Sub-Accounts

  Cash Income Fund ("CIF")                            CIF    Sub-Account
  Mortgage Securities Income Fund ("MSIF")            MSIF   Sub-Account
  Managed Income Fund ("MIF")                         MIF    Sub-Account*
  Managed Assets Fund ("MAF")                         MAF    Sub-Account
  Strategic Managed Assets Fund ("SMAF")              SMAF   Sub-Account*
  Managed Growth Stock Fund ("MGSF")                  MGSF   Sub-Account
  Capital Appreciation Fund ("CAF")                   CAF    Sub-Account

* The MIF and SMAF Sub-Accounts are not available to receive transfers of Policy value.

Keyport Trust Sub-Accounts in the Variable Account and the corresponding Eligible Funds of Keyport Trust are as follows:

  Eligible Funds of
  Keyport Variable Investment Trust                        Sub-Accounts

  Colonial-Keyport U.S. Government Fund ("CKUSGF")         CKUSGF Sub-Account**
  Colonial-Keyport Growth and Income Fund ("CKGIF")        CKGIF  Sub-Account
  Colonial-Keyport Utilities Fund ("CKUF")                 CKUF   Sub-Account
  Colonial-Keyport U.S. Fund for Growth ("CKUSFG")         CKUSFG Sub-Account
  Colonial-Keyport International Fund for Growth ("CKIFG") CKIFG  Sub-Account
  Colonial-Keyport Strategic Income Fund ("CKSIF")         CKSIF  Sub-Account
  Newport-Keyport Tiger Fund ("NKTF")                      NKTF   Sub-Account

** The CKUSGF Sub-Account is not available to receive transfers of Policy value.

(Note - Other Sub-Accounts and Eligible Funds may be added from time to time.)

Eligible Funds

The Eligible Funds which are permissible investments of the Variable Account are the separate funds of the SteinRoe Trust, the separate funds of the Keyport Trust, and any other mutual funds with which Keyport and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under the Policies.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of the SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

Keyport Advisory Services Corp, ("KASC"), a subsidiary of Keyport, is the manager for Keyport Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Keyport, serves as sub-adviser to the Eligible Funds (other than Newport-Keyport Tiger Fund). Colonial has provided investment advisory services since 1931. Newport Fund Management Inc., an affiliate of Keyport, serves as sub-adviser for the Newport-Keyport Tiger Fund.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read the prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing Keyport at the address shown on Page 1 or by calling (800) 437-4466.

    Cash Income Fund

    Cash Income Fund seeks high current investment income from investment in short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

    Mortgage Securities Income Fund

    Mortgage Securities Income Fund seeks to provide the highest possible level of current income, consistent with safety of principal and maintenance of liquidity, by investing under ordinary circumstances at least 65% of its total assets in various types of investments known as Mortgage Pass-Through Certificates representing beneficial interests in mortgage pools.

    Managed Income Fund

    Managed Income Fund seeks a high level of current income. Capital preservation and appreciation are secondary objectives. The Fund invests in debt and convertible debt securities rated BBB or above by Standard & Poor's; obligations of the U.S. Government or its agencies; obligations of U.S. banks that belong to the Federal Reserve System, not to exceed 25% of the Fund's total assets; preferred stocks and convertible preferred stocks rated BBB or above by Standard & Poor's; highest-grade commercial debt repurchase agreements; and bank deposits, not to exceed 10% of total assets. In addition, the Fund may invest up to 20% of its assets in debt and convertible debt securities rated as low as CCC by Standard & Poor's to increase the Fund's yield. The MIF Sub-Account is no longer available to receive transfers of Policy value.

    Managed Assets Fund

    Managed Assets Fund seeks to provide a high total investment return. To do this, the Fund adjusts its overall exposure to risk by shifting its investment emphasis among investments providing alternatives for capital growth, capital stability and income as market and economic trends change. This flexible, total investment return approach is a fully managed investment policy which makes use of equity, debt, convertible and money market securities. The Fund expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities.

    Strategic Managed Assets Fund

    Strategic Managed Assets Fund seeks to provide maximum total investment return. To do this, the Fund aggressively adjusts its overall exposure to risk by shifting its investment emphasis among investments providing alternatives for capital growth, capital stability and income as market and economic trends change. This flexible total investment return approach is a fully managed investment policy which makes use of all types and grades of equity, debt, convertible and money market securities. The Fund seeks to achieve below-average volatility in a falling market and above-average volatility in a rising market. The Fund may invest all or a part of the equity portion of its portfolio in equity securities of newer and smaller companies, of companies that are speculative with respect to financial strength and stability of earnings and dividends, and of well-seasoned companies of any size. The Fund may also invest all or a part of the debt portion of its portfolio in securities rated below BBB and in unrated securities. The SMAF Sub-Account is no longer available to receive transfers of Policy value.

    Managed Growth Stock Fund

    Managed Growth Stock Fund seeks long term growth of capital. It is expected that under ordinary circumstances at least 65% of the Fund's total assets will be invested in common stock of growth companies, including foreign companies, whose earnings are expected to increase more rapidly than most public companies.

    Capital Appreciation Fund

    Capital Appreciation Fund seeks to provide growth of capital. The Fund pursues this objective by investing primarily in common stocks, securities convertible into common stocks, and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. Investments in newer and smaller companies (those having a market capitalization of less than $5,000,000), particularly those believed to be in the earlier phases of growth, are emphasized.

    Colonial-Keyport U.S. Government Fund

    The Colonial-Keyport U.S. Government Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in U.S.Government Securities. The Fund may invest in U.S. Government Securities of any maturity and in zero coupon securities. The CKUSGF is no longer available to receive transfers of Policy value.

    Colonial-Keyport Growth and Income Fund

    The Colonial-Keyport Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital. The Fund may invest without limit in U.S. and foreign common stocks that, when purchased, meet quantitative standards that, in Colonial's judgment, indicate above average financial soundness and high intrinsic value relative to price. The Fund may also invest in debt securities, but currently intends to limit those investments to U.S. Government and agency obligations (except for temporary or defensive investments). The market value of debt securities will fluctuate with changing interest rates which could affect the value of Fund shares. The portion of total assets invested in common stocks and debt securities will vary based on the availability of common stocks meeting the Fund's criteria and Colonial's judgment of the investment merit of common stocks relative to debt securities.

    Colonial-Keyport Utilities Fund

    The Colonial-Keyport Utilities Fund seeks primarily current income and, secondarily, long-term capital growth. The Fund normally invests at least 65% of its total assets in common and preferred equity securities of utility companies.

    Colonial-Keyport International Fund for Growth

    Colonial-Keyport International Fund for Growth seeks long-term capital growth by investing primarily in non-U.S. equity securities. The Fund normally invests at least 65% of its assets in equity securities of issuers in at least three countries other than the U.S. The Fund may also invest up to 35% of its assets in high quality foreign government debt securities. The value of debt securities usually fluctuates inversely to changes in interest rates. The Fund is non-diversified and may invest more than 5% of its total assets in the securities of a single issuer, thereby increasing the risk of loss compared to a diversified fund. The Fund may invest up to 10% of its total assets in closed-end investment companies commonly referred to as "country funds".

    Colonial-Keyport U.S. Fund for Growth

    Colonial-Keyport U.S. Fund for Growth seeks growth over time exceeding the performance of the S&P 500 Index (Standard & Poor's Corporation Composite Stock Price Index). The Fund normally invests at least 65% of its total assets in U.S. common stocks and up to 10% in American Depository Receipts that State Street Global Advisors, a division of State Street Bank and Trust Company, believes have superior growth and value characteristics selected from a universe which meets certain guidelines for liquidity and investment information. The Fund's investments are not limited to securities in the S&P 500 Index, but may be managed to correlate with the sectors, capitalization and volatility of the S&P 500 Index.

    Colonial-Keyport Strategic Income Fund

    Colonial-Keyport Strategic Income Fund seeks, primarily, a high level of current income and total return as is consistent with the prudent risk by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities. The Fund may invest a substantial portion of its assets in high yield, high risk bonds (commonly referred to as "junk bonds") and therefore may not be suitable for all investors. High risk, high yield bonds are regarded as speculative as to payment of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund.

    Newport-Keyport Tiger Fund

    Newport-Keyport Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the four Tigers of Asia (Hong Kong, Singapore, South Korea and Taiwan) and the other mini-Tigers of South East Asia (Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may invest 10% of its total assets in closed-end investment companies commonly referred to as "country funds".

    There is no assurance that the Eligible Funds will achieve their stated objectives.

    The SteinRoe Trust and Keyport Trust are funding vehicles for variable annuity contracts and variable life policies offered by separate accounts of Keyport; for variable annuity contracts and variable life policies offered by separate accounts of Keyport's wholly-owned subsidiary, Keyport America Life Insurance Company, and for variable annuity contracts offered by separate accounts of life insurance companies affiliated and unaffiliated with Keyport. The risks involved in this "mixed funding" are disclosed in the Trust prospectus under the caption "The Trust."

    Transfers

    Policy Owners may, by Written Request, transfer non-loaned cash values among the Sub-Accounts of the Variable Account and the General Account subject to the following:

          (a) the minimum value that may be transferred from any Sub-Account or the General Account is $1,000 (or the total value if it is less than $1,000);

          (b) following a transfer, the remaining value in a Sub-Account or General Account must be either zero or at least $1,000;

          (c) Keyport has reserved the right to limit the number of transfers to no more than four every Policy Year (the current limitations are five transfers per calendar year and three per calendar quarter);

          (d) any amounts allocated or transferred to the General Account may not be transferred from the General Account for a period of one year following such allocation or transfer (Keyport accounts for multiple transfers on a first-in, first-out basis); and

          (e) the deduction of any fees that Keyport may impose on such transfer. There is currently no charge for such transfer.

    Substitution of Eligible Funds

    If the shares of any of the Eligible Funds should become unavailable for investment by the Variable Account or if in the judgment of Keyport's Board of Directors further investment in such Fund shares should become inappropriate in view of the purpose of the Policy, Keyport may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Policy. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

                                CHARGES AND DEDUCTIONS

Deductions from Premium

No deduction of any type is made at the time of payment of the Single Premium. Thus, 100% of the premium is immediately applied to the Policy.

Deductions from Sub-Account Values

    Daily Deduction

    Keyport deducts from the assets of a Sub-Account a daily charge for assuming the risk of guaranteeing mortality factors and the expense charges which is equal on an annual basis to .60% of the net assets in that Sub-Account. This charge is referred to as the Mortality and Expense Risk Charge. The mortality risk assumed by Keyport is that the insureds, as a group, may not live as long as expected. The expense risk assumed by Keyport is that actual expenses may be greater than those assumed. Keyport is responsible for all administration of the Policies and the Variable Account. (See "Monthly Deduction" below.)

    The amount of the monthly deduction specified in the Policy (see "Monthly Deduction" below) is based on assumed life spans of the Insureds, as a group, and on assumed levels of expenses which will be borne by Keyport. Keyport guarantees that it will not increase charges against the Policy despite any increases in its costs as a result of a higher death rate of Insureds or of increased expenses above assumed levels. If the life spans of the Insureds, as a group, are equal to or greater than those assumed in setting the deductions specified in the Policies, or if the actual expenses borne by Keyport are equal to or less than those assumed in the Policies, then Keyport will derive a profit from the daily deduction. On the other hand, if the life spans of the Insureds are less than those assumed, or if the actual expenses are greater than those assumed, then Keyport's profit from the daily deduction will be reduced or eliminated, or Keyport may experience a loss. Keyport expects to profit from the daily deduction.

    Keyport may also charge for any provision for income taxes established by Keyport as a result of the operations of the Variable Account and the Sub-Accounts thereunder. Keyport is not currently charging for any tax provisions.

    Monthly Deduction

    Keyport makes a monthly deduction for the cost of insurance and the policy maintenance charge from the cash value of the Policy. Any monthly deduction will be allocated among all Sub-Accounts of the Variable Account and any values in the General Account, exclusive of the Loan Account, in the proportion that the cash value in each bears to the total cash value, exclusive of the Loan Account. The monthly deduction will be made at the end of each policy month during the valuation period in which the Monthly Anniversary falls.

    The cost of insurance is determined on each Monthly Anniversary. The cost of insurance amount will vary by the difference between the death benefit and the cash value as well as the Insured's age last birthday (and sex in those states that do not permit unisex tables), all as of the prior Monthly Anniversary. The cost of insurance will generally increase as the Insured gets older. The table in the Policy which is used to determine the cost of insurance is based on the Commissioners' 1980 Standard Ordinary Table, Blended Table B, age last birthday, at 4%.

    The policy maintenance charge reimburses Keyport for administrative costs related to the Policy, for the costs of absorbing state and local premium taxes, and for assuming certain risks associated with providing a Guaranteed Minimum Death Benefit. Administration of the Policy includes Policy underwriting and issuance, maintenance of policy records, Policy Owner service, all accounting, reserve calculations, regulatory and reporting requirements, and audits of the Variable Account. Policy administration is supported by a computer system. The expenses associated with its acquisition, modification and maintenance are recognized in this charge.

    The policy maintenance charge is calculated and deducted on each Monthly Anniversary. The Guaranteed Maximum Monthly Policy Maintenance Charge is determined by multiplying the lesser of (i) the Guaranteed Minimum Death Benefit and (ii) 3.5 times the Single Premium by the applicable policy maintenance charge factor and dividing the result by $1,000. The applicable policy maintenance charge factors are determined at the time the Policy is issued and are shown on the Policy's specifications page. If the Single Premium is not over $40,000, the factor for issue ages through 45 is $0.25 for policy years 1-15 and $0.15 for policy years thereafter. If the Single Premium is over $40,000, the factor for issue ages through 45 is less than $0.25 (i.e., it equals $10,000 divided by the Single Premium) for policy years 1-15 and is less than $0.15 (i.e., it equals $6,000 divided by the Single Premium) for policy years thereafter. For issue ages above 45 the factors noted above are increased by 3.2% for each year the issue age exceeds 45. See Appendix B on Page 77 for an illustrative example of the calculation of this Charge.

    Under certain circumstances, the policy maintenance charge may be less than the Guaranteed Maximum Monthly Policy Maintenance Charge. (See "Reduction in Cost of Insurance and Reduction or Elimination of Policy Maintenance Charge" on Page 15.)

    Sales Load Charge

    The charge for sales load reimburses Keyport for expenses incurred in connection with the promotion, sale and distribution of the Policy. The amount of this charge is equal to 6.264% of the Single Premium. This charge is deferred and is deducted from the Policy's cash value, exclusive of the Loan Account, in equal installments on each Monthly Anniversary during Policy Years 2 through 10. Any uncollected sales load charges will be deducted from the cash value if the Policy is surrendered during Policy Years 1 through 10. The charges are allocated in the same manner as described for the monthly deduction. Keyport anticipates that the sales load charge will be sufficient to cover its distribution expenses. If such charge is not sufficient, any deficit will be made up from Keyport's general assets.

Deduction from Surrendered Values

As noted in the discussion under "Sales Load Charge" above, any uncollected sales load charges are deducted from the cash value if the Policy is surrendered during Policy Years 1 through 10.

Deduction from Transferred Values

Keyport has reserved the right to deduct a fee for implementing a transfer of cash value from one Sub-Account to another and to or from the General Account and the Variable Account. Keyport is not currently charging any fee.

                                      THE POLICY

General

The Policy is an individual single premium variable life insurance policy. The premium for the Policy must be paid in United States currency. Coverage under the Policy does not commence until a Policy has been issued and the premium paid during the Insured's lifetime.

Insurance Underwriting

Insurance underwriting is designed to group applicants of the same age (and sex in those states that have not adopted the unisex tables) into classifications which can be expected to produce mortality experience consistent with the actuarial model for that class. Keyport uses two methods of underwriting: (a) simplified underwriting; and (b) medical underwriting which may require a medical exam. Simplified underwriting will be used if the Single Premium for a Policy is $35,000 or less. Simplified underwriting is based on answers to medical questions in the application and physicians' statements.

To purchase a Policy, a completed application must be sent to Keyport at its Office at 125 High Street, Boston, Massachusetts 02110. The minimum Single Premium is $5,000. Acceptance of the application is subject to Keyport's underwriting rules. Keyport may, in its sole discretion, reject any application or premium for any reason.

Illustrations

This Prospectus contains illustrations which may be helpful in understanding how the Policy works. The tables in the illustrations show how the cash surrender value and death benefits of a Policy can change with the investment experience of the Variable Account. The tables show how the cash surrender values and death benefits of a Policy issued to an Insured (of either sex) at various ages vary with certain assumed yields (see Appendix A on Page 67). For illustrations at ages and for Guaranteed Minimum Death

Benefit amounts not shown therein, the prospective Policy Owner should contact his agent who will request illustrations from Keyport.

                           CASH VALUE AND SURRENDER RIGHTS

Cash Value

The cash value of the policy is the total of all Sub-Account, General Account and Loan Account values.

Crediting of Additional Variable Account Cash Values

Beginning with the 9th Policy Anniversary, Keyport guarantees to credit additional cash values to the Variable Account (not to General Account) values of a Policy if the investment experience of the Variable Account exceeds certain assumed levels for that Policy. On each applicable Policy Anniversary thereafter, Keyport will determine whether or not additional cash values will be added to the Variable Account values by the application of an actuarial formula set forth in the Policy. (See "Charges and Deductions--Daily Deduction" on Page 12.)

Keyport has guaranteed the crediting of such additional cash values because certain costs of Keyport are more rapidly amortized when actual investment experience exceeds assumed levels for certain time periods. A different formula is used for the 16th Policy Anniversary and thereafter than is used for Policy Anniversaries 9 through 15.

If the condition stated above is met, then Keyport will add to the cash value in each Sub-Account on such Policy Anniversary an amount equal to .30% of the cash value of each Sub-Account. The crediting of such values is accomplished by the purchase of full or fractional Sub-Account units. For an illustrative example of a cash value adjustment, see Appendix C on Page 78.

Reduction in Cost of Insurance and Reduction or Elimination of Policy Maintenance Charge

On each Monthly Anniversary, Keyport makes a deduction from the cash value of a Policy for the cost of insurance and the policy maintenance charge.

Beginning with the 8th Policy Year, Keyport guarantees to reduce the monthly deduction for the cost of insurance and policy maintenance charge under certain conditions. In the event the investment experience of the Variable Account is below certain anticipated levels assumed in constructing the Policy, Keyport will, pursuant to an actuarial formula contained in the Policy, reduce the monthly deduction for the cost of insurance and policy maintenance charge. In order to sustain the cash values and death benefits of a Policy and to encourage Policy Owner retention of a Policy, Keyport reduces these charges when actual investment experience is below the assumed levels. Any reduction of these charges is only applicable for a monthly period at a time; the charges may be increased or reimposed in each subsequent monthly period to their original level.

Beginning with the 9th Policy Year, Keyport guarantees to reduce or eliminate the monthly deduction for the policy maintenance charge under certain conditions. In the event the investment experience of the Variable Account is above certain anticipated levels assumed in constructing the Policy, Keyport will, pursuant to an actuarial formula contained in the Policy, reduce or eliminate the monthly deduction for the policy maintenance charge. While a reduction of the charge can occur at any time after the beginning of the 9th Policy Year, elimination of the charge can occur only during the 9th through 15th Policy Years. Keyport has provided for such a reduction or elimination of the deduction because a deduction in the original amount is not actuarially necessary when actual investment experience is above assumed levels. Any reduction in or elimination of this charge is only applicable for a monthly period at a time; the charge may be increased or reimposed in each monthly period to the original level. For an illustration of the reduction or elimination of this charge, see Appendix C on Page 78.

Cash Surrender Value

The Policy Owner may surrender the Policy for its cash surrender value by submitting a Written Request for surrender to Keyport. The cash surrender value is equal to:

    (a)   the cash value; less

    (b)   any uncollected sales load charges; less

    (c)   any Indebtedness.

Surrendering the Policy will cancel it. Keyport will normally pay the amount of any surrender within seven (7) days of receipt of such request, unless the Suspension of Payments provision of the Policy is in effect. (See "Suspension of Payments" on Page 20.)

                                   LOAN PRIVILEGES

Policy Loans

Subject to the rights of any assignee, after the first Policy Year, Keyport will grant to the Policy Owner a loan on the Policy. Keyport will not make a loan for less than $1,000. Subject to this minimum, the Policy Owner may borrow any amount less than or equal to 80% of the cash value of the Policy (or any other amount required by state law), less any existing Indebtedness. For Policies entered into on or after June 21, 1988, policy loans can be taxable (see "Tax Status of the Policy" on Pages 20-22).

A portion of cash value in the Variable Account and/or General Account equal to the requested policy loan amount is placed in the Loan Account. An amount equal to the loan will be deducted: (a) from the Sub-Account(s) of the Variable Account and/or the General Account in the manner that the Policy Owner chooses by Written Request; or (b) from each Sub-Account in the Variable Account in the proportion that the cash value in each Sub- Account bears to the loan amount requested if the Policy Owner does not specify how the loan is to be allocated. If there is no value, or insufficient value, in the Variable Account, then the loan amount, or the insufficient portion, will be deducted from the General Account. Unpaid interest will also be transferred to the Loan Account (see "Policy Loan Interest" below). Cash Values in the Loan Account, including unpaid loan interest that has been added to the loan balance, will be credited with interest at an annual effective rate of 4.00% per year. Since cash values are placed in the Loan Account when a loan is made, such cash values do not participate in the investment experience of the Variable Account; therefore the investment yield on cash values held in the Loan Account is limited to the 4% rate credited by Keyport. Thus, a loan will have a permanent effect on cash values and death benefits of a Policy.

Keyport may defer granting a loan from the General Account for up to six months. The six-month period begins on the date Keyport receives the Written Request for a loan. No such delay is applicable to loans made from the Variable Account.

Policy Loan Interest

Interest on any existing loan is due on each Policy Anniversary. The maximum loan interest rate, which may vary from time to time, will never be higher than the amount shown in the Policy. If the Policy Owner pays loan interest when due, the increase in borrowed cash value amounts will be removed from the Loan Account and re-invested in the Sub-Account(s) of the Variable Account and/or in the General Account:

    (a)   in accordance with the proportionate allocation in the Policy; or

    (b)   in such other manner that the Policy Owner chooses by Written Request.

If the Policy Owner does not pay the loan interest when due, Keyport will:

    (a) pay off part of the loan interest due by applying the increase in borrowed cash value amounts to pay loan interest; and if that is insufficient,

    (b) add the remaining loan interest due to the loan balance and transfer such amount from the Variable Account and/or the General Account in the same manner as described for policy loans, above.

The Indebtedness may not exceed the cash surrender value of the Policy. Should this occur, the Policy will lapse. However, the Policy will not lapse until 31 days after a notice is sent to the Policy Owner. A notice will also be sent to any assignee of record.

Loan Repayment

If the Policy is still in force, the Policy Owner may repay a loan in whole or in part. In order to fully repay an existing loan, a pro rata portion of the loan interest due on the next Policy Anniversary must also be paid. Upon repayment, the cash value in the Loan Account supporting the policy loan being repaid will be removed and re-invested in the Sub-Account(s) of the Variable Account and/or the General Account in the same manner as described for the payment of loan interest described above under "Policy Loan Interest."

                                    DEATH BENEFITS

The Death Benefit

The cash value and the death benefit of the Policy generally will increase or decrease depending on the investment experience of Variable Account cash values and/or the amount of interest credited on the General Account cash values. The death benefit of the Policy at any time is the cash value of the Policy divided by an appropriate actuarial amount (the net single premium shown in the Policy), which varies according to the Insured's attained age. However, at no time will the death benefit be less than it is on the Date of Issue (see Appendix D on Page 80 for factors that may be used to calculate the approximate death benefit). This death benefit floor is called the Guaranteed Minimum Death Benefit. The death benefit will be reduced by any Indebtedness.

Appendix E on Page 81 is a Table of Net Single Premium Factors contained in the Policy. The net single premium factor increases with the age of an Insured. Therefore, when divided into the cash value of a Policy, it will reduce the death benefit under such Policy unless the cash value has increased at a greater rate than the increase in the applicable net single premium factor.

Payment of Death Benefit

The death benefit will be calculated on the date Keyport receives written proof of death of the Insured. Before Keyport pays any death benefit it requires written proof of death of the Insured and the return of the Policy or a lost policy certificate.

Keyport will pay the death benefit in a lump sum to the Beneficiary, if alive on the date of death, otherwise, to any Contingent Beneficiary alive on that date, and otherwise to the Policy Owner or to the estate of the Policy Owner.

If the Policy Owner names more than one person as Beneficiary or Contingent Beneficiary and does not state otherwise, any non-survivor will not receive any benefit, the survivors will receive equal shares, and if there is only one survivor, that person will receive the entire benefit. Any death benefit will be paid in accordance with any applicable laws governing the payment of death proceeds.

Payment Options

Any amount of $5,000 or more payable under the Policy may be received under a payment option.

The payment options are:

Option 1. Income for a Fixed Number of Years. Keyport will pay equal payments for a chosen number of years, not over 30.

Option 2. Life Income with a Fixed Number of Years Guaranteed. Keyport will make a payment once each month for as long as the payee lives. Payments are guaranteed for at least the number of months chosen even if the payee dies before then. The minimum amount of each payment will depend on the payee's sex and age before the payments start.

Option 3. Interest Income. Keyport will pay interest on the amount left with Keyport at a rate of at least 2.5% per year, compounded annually, for a chosen number of years, not over 30. Interest payments will be made annually, semi-annually, quarterly or monthly, as chosen.

Option 4. Income of a Fixed Amount. Keyport will make payments of a specified amount. Keyport will credit interest on the balance of the amount payable left with Keyport. This interest will be at a rate of at least 2.5% per year, compounded annually. Payments will last until the amount payable plus interest runs out.

Other payment options (including variable payout options, if permitted by applicable law) are available from Keyport.

                                       VALUATION

Valuation of Assets

Eligible Fund shares held in the Sub-Accounts of the Variable Account will be valued at their net asset value by each Fund. The Sub-Accounts of the Variable Account are valued each valuation period. A valuation period is the period commencing at the close of trading of the New York Stock Exchange on each valuation date and ending at the close of trading for the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Method of Determining Variable Account Values

The cash value of the Policy held in the Variable Account will fluctuate daily in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect the cash value, a valuation unit is utilized.

The valuation unit applicable during any valuation period is determined at the end of that period.

When a Policy is issued, Sub-Account units are credited to the Policy. When charges are deducted Sub-Account units are surrendered. On any valuation date, the Variable Account cash value is the sum of all Sub-Account units multiplied by the respective valuation units. When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, each valuation unit was valued at $10 for each Sub-Account. The valuation unit for each Sub-Account in any valuation period thereafter is determined by dividing (a) by (b), where:

    (a) is equal to:

          (i)     the total value of the net assets in that Sub-Account; less

          (ii) a charge for assuming the risk of guaranteeing mortality factors and expense charges, which is equal to (i) above multiplied by the valuation period equivalent of .60% per year; less

          (iii) a charge, if any, for any tax provision established by Keyport as a result of the operations of that Sub-Account.

    (b) is the total number of units in that Sub-Account at the end of the valuation period.

                                OTHER POLICY PROVISIONS

Ownership

The Policy Owner, any Joint Policy Owners, and any Contingent Policy Owner are named in the Policy. If more than one person is named as Policy Owner or Contingent Policy Owner and the designation does not state otherwise, Keyport will treat such persons as Joint Policy Owners. Any designations may be changed by the Policy Owner.

While the Insured is alive, the Policy Owner may exercise all the rights of the Policy, subject to the rights of: (a) any assignee under an assignment filed with Keyport; and (b) any irrevocably-named Beneficiary. If the Policy Owner dies, the Policy Owner's rights will pass to any surviving Joint Policy Owner or Owners, otherwise to any Contingent Policy Owner then alive, and otherwise to the Policy Owner's estate.

Change of Policy Owner or Beneficiary

By Written Request, the Policy Owner may change the Policy Owner, the Contingent Policy Owner, Beneficiary, or Contingent Beneficiary while the Insured is alive. An irrevocably-named person may be changed only with the written consent of such person. After the request is recorded, the change will take effect as of the date the request is signed. The change will not affect any payments Keyport may make or actions it may take before recording the request.

Assignment

The Policy Owner may assign the Policy. A copy of any assignment must be filed with Keyport. Keyport is not responsible for the validity of any assignment. If the Policy Owner assigns the Policy, the Policy Owner's rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments Keyport may make or actions it takes before the assignment is recorded. Any assignment made of the Policy will be subject to any Indebtedness. For Policies entered into on or after June 21, 1988, assignments can be taxable (see "Tax Status of the Policy" on Pages 20-22).

Incontestability

Keyport will not contest the Policy after it has been in force, during the Insured's lifetime, for two years from its Date of Issue.

Suicide

If the Insured commits suicide, whether sane or insane, within two years from the Date of Issue, the death benefit payment will be limited to the greater of the amount of the Single Premium paid or the cash value, less any Indebtedness.

Misstatement of Age (or Sex)

If the Insured's age (or sex in those states that have not adopted unisex tables) has not been stated correctly, Keyport will change any amount payable to what the premium paid would have bought at the true age (or sex).

                                SUSPENSION OF PAYMENTS

Keyport reserves the right to postpone surrender payments from the General Account for up to 6 months. Keyport reserves the right to postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed on other than customary weekend and holiday closings; (b) trading on that Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                      TAX STATUS

NOTE: The following description is based upon Keyport's understanding of current federal income tax law applicable to life insurance in general. Keyport cannot predict the probability that any changes in such laws will or will not be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Keyport does not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws.

Introduction

The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Keyport's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Keyport Tax Status

Keyport is taxed as a life insurance company under the Internal Revenue Code ("Code"). For federal income tax purposes, the Variable Account is not a separate entity from Keyport and its operations form a part of Keyport.

Tax Status of the Policy

The Code includes a definition of life insurance for tax purposes. The Policies described herein are designed to meet this definition of life insurance under the "Cash Value Accumulation" test. The death benefit under a policy meeting this definition will be excluded from the gross income of the beneficiary under
Section 101(a)(1) of the Code. The owner of such a policy will not be considered to have received any increases in the policy due to interest or investment experience before a total surrender of the policy.

The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. The Eligible Funds are designed to be managed to meet the diversification requirements for the Policies as those requirements may change from time to time. If diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the Policy Owner, income earned on a Policy would be taxable to the Policy Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Keyport would be subjected to federal income taxes on assets in their Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Policy Owner's control of the investments of a segregated asset account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy. Keyport, however, has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Policy Owners are urged to consult with their own tax advisers.

Provisions of the Technical and Miscellaneous Revenue Act of 1988 apply to all single premium life insurance policies, including the Policies described in the prospectus. The Act affects the federal income tax treatment of distributions made while the Insured is alive. Basically, these distributions will be taxed in a manner similar to annuity contracts, as described below.

Any Policy entered into on or after June 21, 1988 is treated as a "modified endowment contract" subject to the following four new requirements.

First, a loan is includable in gross income to the extent the Policy's total cash value exceeds the Policy's cost basis. Any additional amount of the loan is not includable in gross income. The Policy's cost basis is initially the Single Premium amount (or the old policy's cost basis in the case of a Policy issued following an exchange under section 1035 of the Code). The cost basis is then increased after a loan by any portion of the loan includable in gross income. The Policy's annual loan interest charge, to the extent it is paid for by a new loan rather than a payment to Keyport, may be treated by the Act as a distribution and thus may result in taxable income even though no money is actually received by the Policy Owner.

Second, Policy Owners who assign or pledge a Policy will be treated as if they had received the amount assigned or pledged and the taxable portion of such amount will be determined under the rules above for loans.

Third, any distribution (a loan, an assignment or pledge treated as a loan, or a total surrender payment) will be subject to a federal penalty tax of 10% of the amount includable in income unless the distribution occurs: (a) after the taxpayer attains age 59 l/2; (b) in a series of substantially equal payments made for life or life expectancy; or (c) after the taxpayer becomes totally disabled.

Fourth, a special computational rule applies if Keyport issues to the Policy Owner during any calendar year (a) two or more Policies or (b) one or more Policies and one or more of Keyport's other single premium life insurance policies. Under this rule, the amount of any distribution includable in gross income is to be determined by treating all the Keyport contracts as one contract. Keyport believes that this means the amount of a loan or total surrender of one contract will be includable in gross income to the extent that at the time of the distribution the sum of cash values for all the contracts exceeds the sum of the cost bases for all the contracts.

Any Policy entered into before June 21, 1988 may become subject to the "7-pay test" of section 7702A of the Code on the date that the Policy's death benefit first exceeds the sum of the Policy's death benefit on October 20, 1988, and $150,000. If the 7-pay test does apply and the Policy fails that test, the Policy will be treated as a "modified endowment contract." The rules described in the prior paragraphs would then govern (a) any distributions made in the Policy Year in which the failure occurs and any succeeding Policy Year and (b) any distributions made in anticipation of such failure (to be defined by regulations of the Secretary of the Treasury). The Act states that a distribution made within 2 years before the failure to meet the 7-pay test shall be treated as made in anticipation of such failure.

The United States Congress has in the past and may in the future consider legislation that, if enacted, could adversely affect the tax treatment of life insurance policies, including loans and other distributions and undistributed appreciation. There is no way of predicting whether, when or in what form Congress will enact legislation affecting life insurance policies. Any such legislation could have retroactive effect regardless of the date of enactment.

THE INDIVIDUAL SITUATION OF EACH POLICY OWNER OR BENEFICIARY WILL DETERMINE HOW OWNERSHIP OR RECEIPT OF POLICY PROCEEDS WILL BE TREATED FOR PURPOSES OF FEDERAL INCOME AND ESTATE TAXES AS WELL AS STATE AND LOCAL ESTATE, INHERITANCE AND OTHER TAXES. YOU SHOULD CONSULT YOUR OWN TAX ADVISER AS TO ANY TAX QUESTIONS YOU MAY HAVE ABOUT THE POLICIES.

                            VARIABLE ACCOUNT VOTING RIGHTS

In accordance with its view of present applicable law, Keyport will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Keyport will vote shares, for which it has not received instructions, in the same proportion as it votes shares for which it has received instructions. Keyport will vote interests held in its own name in the same proportion as it votes shares based on Policy Owners' instructions.

However, if the Investment Company Act of 1940 or any Regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Keyport determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the beneficiary) in the Eligible Funds will be determined as follows: Policy Owners may cast one vote for each $100 of cash value of the Policy allocated to a Sub-Account on the record date for the shareholder meeting for the Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Variable Account to the General

Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Keyport not more than 90 days prior to the meeting of the Eligible Fund. Voting instructions will be solicited by written communication at least 14 days prior to such meeting.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund in which they have an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the shares held in the Variable Account corresponding to their interest in the Variable Account.

Disregard of Voting Instructions

Keyport may, when required to do so by state insurance authorities, vote shares of the Eligible Fund without regard to instructions from Policy Owners if such instructions would require such shares to be voted to cause the Eligible Funds to make (or refrain from making) investments which would result in changes in the sub-classification or investment objectives of the Eligible Fund. Keyport may also disapprove changes in the investment policy if initiated by the Policy Owners or directors of the Eligible Fund, if such disapproval is reasonable and is based on a good faith determination by Keyport that the change would violate state law or the change would not be consistent with the investment objective of the Eligible Fund which vary from the general quality and nature of investments and investment techniques used by other Eligible Funds with similar investment objectives underlying other separate accounts of Keyport or of an affiliated life insurance company.

                                  KEYPORT MANAGEMENT

The following are the directors and principal officers of Keyport.

Name                           Principal Occupation

Kenneth R. Leibler        Chairman of the Board of Keyport; Director, President
                          and Chief Executive Officer of Liberty Financial
                          Companies, Inc.

Frederick R. Ballou       Director of Keyport; President of B.A. Ballou & Co.,
                          Inc., East Providence, RI

Frederick Lippitt         Director of Keyport; Chairman of The Providence Plan,
                          Providence RI

Erskine N. White, Jr.     Director of Keyport; President of E.N. White
                          Management Corp., Providence, RI

John W. Rosensteel Director, President and Chief Executive Officer of Keyport and Keyport America Life Insurance Company; Chairman of the Board, Director and President of Keyport Financial Services Corp.; Chairman of the Board and President of Keyport Advisory Services Corp.

John E. Arant, III Senior Vice President - Chief Sales Officer of Keyport and Keyport America Life Insurance Company; Director and Senior Vice President - Chief Sales Officer of Keyport Advisory Services Corp.; Vice President and Chief Sales Officer Keyport Financial Services Corp.

Paul H. LeFevre, Jr.      Senior Vice President-Chief Financial Officer of
                          Keyport; Director and Senior Vice President-Chief
                          Financial Officer of Keyport Advisory Services Corp.
                          and Keyport America Life Insurance Company

Francis E. Reinhart       Senior Vice President-Chief Administrative Officer of
                          Keyport, Keyport America Life Insurance Company and
                          Keyport Advisory Services Corp.; Director and Vice
                          President-Administration of Keyport Financial
                          Services Corp.

Bruce J. Crozier          Vice President and Chief Actuary of Keyport and
                          Keyport America Life Insurance Company

William L. Dixon          Vice President-Compliance and Assistant Secretary of
                          Keyport; Vice President-Compliance of Keyport America
                          Life Insurance Company, Keyport Financial Services
                          Corp. and Keyport Advisory Services Corp.

Jacob M. Herschler        Vice President-Strategic Marketing of Keyport

Kenneth M. Hughes         Vice President-National Director of Institutional
                          Sales of Keyport

James J. Klopper          Vice President, Counsel and Assistant
                          Secretary of Keyport and Keyport America Life
                          Insurance Company; Vice President, Counsel and
                          Clerk of Keyport Advisory Services Corp.; Clerk of Keyport Financial Services Corp.

Leslie J. Laputz          Vice President-Information Systems of Keyport

Suzanne E. Lyons          Vice President-Human Resources of Keyport

Jay L. Marmer             Vice President-Product Research and Development of
                          Keyport

Jimmie D. Massingill      Vice President-Marketing Operations of Keyport and
                          Keyport Financial Services Corp.

Stewart R. Morrison       Vice President-Investments of Keyport, Keyport
                          America Life Insurance Company and Keyport Advisory
                          Services Corp.

Deborah A. Re             Vice President-Administrative Operations of Keyport

Lee R. Roberts            Vice President-Planning and Corporate Affairs of
                          Keyport; Director and Treasurer of Keyport Financial
                          Services Corp.

Jeffery J. Whitehead Vice President, Treasurer and Controller of Keyport and Keyport America Life Insurance Company; Vice President and Treasurer of Keyport Advisory Services Corp.

                              DISTRIBUTION OF THE POLICY

The Policy will be sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers that have entered into distribution agreements for the Policies. Such broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD). The Policy will be distributed through Keyport Financial Services Corp., which is a subsidiary of Keyport and also a member of the NASD and affiliated with the investment adviser for the Eligible Funds.

                           OTHER POLICIES ISSUED BY KEYPORT

Keyport may, from time to time, offer other life insurance policies which may be similar to those offered herein. Keyport also issues several forms of fixed premium life plans and fixed and variable annuity contracts.

                                   STATE REGULATION

Keyport is subject to the laws of Rhode Island governing insurance companies and to regulation by the Rhode Island Insurance Department. An annual statement in prescribed form is filed with the Insurance Department each year covering the operation of Keyport for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to evaluate Keyport's liabilities and reserves so that the Insurance Department may certify the items are correct. Keyport's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Keyport is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                               REPORTS TO POLICY OWNERS

Keyport will send to the Policy Owner, at the last known address of record, at least annually, a report showing the death benefit, cash value, all charges made since the last report, and any Indebtedness. The report will also show investment information as of the Policy Anniversary and any other information or reports required by law. Keyport will also send the Policy Owner semi-annual and annual reports of the applicable Eligible Funds and/or such other reports as may be required by federal securities' laws.

                                   LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Distributor is a party. Keyport is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Keyport.

                                        EXPERTS

The consolidated financial statements of Keyport as of December 31, 1994 and 1993 and for each of the years in the three-year period ended December 31, 1994, and the financial statements of Keyport Variable Account I as of December 31, 1994 and for each of the years in the three-year period ended December 31, 1994, included herein, have been included herein in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of that firm as experts in accounting and auditing.

                                REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, Keyport, and the Policy offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                     LEGAL MATTERS

Legal matters in connection with the Policy described herein have been passed upon by James J. Klopper, Esq., Vice President and Counsel of Keyport.

                                 FINANCIAL STATEMENTS

The financial statements of Keyport that are included herein should be considered only as bearing upon the ability of Keyport to meet its obligations under the Policy.

Independent Auditors' Report

The Board of Directors
Keyport Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Keyport Life Insurance Company and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1994. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company and subsidiaries as of December 31, 1994 and 1993, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in note 2(b) to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, effective January 1, 1994.

[Signature KPMG Peat Marwick LLP]

February 17, 1995

KEYPORT LIFE INSURANCE COMPANY
Consolidated Balance Sheets
(in thousands)

                                                                  December 31,
                                                           --------------------------
                                                              1994           1993
                                                            ----------   ------------
Assets
-------------------------------------------------------
Cash and investments:
 Fixed maturities available for sale: 1994 at fair
  value:
   1993 at amortized cost (amortized cost: 1994--
   $6,795,065; fair value: 1993--$5,732,404)              $ 6,509,815    $ 5,516,905
 Fixed maturities held to maturity (fair value: 1994--
   $1,442,665; 1993--$2,438,718)                            1,448,680      2,276,955
 Equity securities at fair value (cost: 1994--$13,627;
   1993--$1,627)                                               12,941          1,813
 Mortgage loans                                               129,452        155,972
 Policy loans                                                 477,293        442,150
 Other invested assets                                         11,944         17,873
 Cash and cash equivalents                                    684,618        500,858
                                                             --------      ----------
   Total cash and investments                               9,274,793      8,912,526
Accrued investment income                                     111,936        108,280
Deferred policy acquisition costs                             439,232        262,646
Value of insurance in force                                   139,221        101,036
Deferred federal income taxes                                  42,361         21,387
Intangible assets                                              21,444         22,575
Federal income taxes recoverable                                4,911            356
Other assets                                                   10,772          3,732
Separate account assets                                       828,934        794,789
                                                             --------      ----------
   Total assets                                           $10,873,604    $10,227,327
                                                             ========      ==========
Liabilities and Stockholder's Equity
-------------------------------------------------------
Policy liabilities:
 Policyholder account balances                            $ 9,277,074    $ 8,630,712
 Future policy benefits                                        48,913         40,727
 Policy and contract claims                                     7,768          6,030
 Other policyholders' funds                                    10,289         20,166
                                                             --------      ----------
   Total policy liabilities                                 9,344,044      8,697,635
Current federal income taxes                                       --          6,138
Payable for investments purchased                                  --         10,129
Guaranty association fees                                      24,688         24,548
Other liabilities                                              57,978         56,100
Separate account liabilities                                  764,409        748,507
                                                             --------      ----------
   Total liabilities                                       10,191,119      9,543,057
                                                             ========      ==========
Stockholder's equity:
  Common stock, $1.25 par value; authorized 8,000
  shares; issued and outstanding 2,412 in 1994 and
  1,206 in 1993                                                 3,015          1,508
 Additional paid-in capital                                   505,933        505,933
 Net unrealized investment gains (losses)                     (64,464)           546
 Retained earnings                                            238,001        176,283
                                                             --------      ----------
   Total stockholder's equity                                 682,485        684,270
                                                             --------      ----------
   Total liabilities and stockholder's equity             $10,873,604    $10,227,327
                                                             ========      ==========

See accompanying notes to consolidated financial statements.

KEYPORT LIFE INSURANCE COMPANY
Consolidated Statements of Operations
(in thousands)

                                                         Year Ended December 31,
                                                     -------------------------------
                                                       1994       1993       1992
                                                      -------    -------   ---------
Revenues:
 Net investment income                              $689,575   $669,667    $704,473
 Insurance revenues                                   36,266     31,599      21,495
 Net realized investment gains (losses)               (8,220)    11,403       3,084
                                                       -----      -----      -------
   Total revenues                                    717,621    712,669     729,052
                                                       -----      -----      -------
Benefits and expenses:
 Interest credited to policyholders                  478,797    501,073     569,563
 Policy benefits and claims                           18,960     19,686      11,771
 Other operating expenses                             47,095     36,983      30,730
 Guaranty association expenses                         7,200      3,714      35,000
 Amortization of deferred policy acquisition
  costs                                               52,174     41,003      17,022
 Amortization of value of insurance in force          16,989     22,375      32,418
 Amortization of intangible assets                     1,130      1,130       1,151
                                                       -----      -----      -------
   Total benefits and expenses                       622,345    625,964     697,655
                                                       =====      =====      =======
Income before federal income taxes                    95,276     86,705      31,397
Federal income tax expense                            32,051     28,710       8,810
                                                       -----      -----      -------
   Net income                                       $ 63,225   $ 57,995    $ 22,587
                                                       =====      =====      =======

See accompanying notes to consolidated financial statements.

KEYPORT LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
(in thousands)

                                                                    Net
                                                               Unrealized
                                                   Additional  Investment
                                           Common     Paid-In      Gains    Retained
                                            Stock     Capital    (Losses)   Earnings      Total
                                             -----    --------    --------    -------   ---------
Balance, December 31, 1991                 $1,508    $430,933    $  4,175   $ 95,701    $532,317
Net income                                                                    22,587      22,587
Change in net unrealized investment
  gains (losses)                                                    1,512                  1,512
                                              ---      ------      ------      -----      -------
Balance, December 31, 1992                  1,508     430,933       5,687    118,288     556,416
                                              ---      ------      ------      -----      -------
Net income                                                                    57,995      57,995
Capital contribution by parent                         75,000                             75,000
Change in net unrealized investment
  gains (losses)                                                   (5,141)                (5,141)
                                              ---      ------      ------      -----      -------
Balance, December 31, 1993                  1,508     505,933         546    176,283     684,270
                                              ---      ------      ------      -----      -------
Net income                                                                    63,225      63,225
100% Common stock dividend (1,206
  shares)                                   1,507                             (1,507)         --
Change in net unrealized investment
  gains (losses)                                                  (65,010)               (65,010)
                                              ---      ------      ------      -----      -------
Balance, December 31, 1994                 $3,015    $505,933    $(64,464)  $238,001    $682,485
                                              ===      ======      ======      =====      =======

See accompanying notes to consolidated financial statements.

KEYPORT LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
(in thousands)

                                                          Year Ended December 31,
                                                  ----------------------------------------
                                                     1994          1993           1992
                                                   ----------    ----------   ------------
Cash flows from operating activities:
 Net income                                      $    63,225   $    57,995    $    22,587
 Adjustments to reconcile net income to net
  cash
   provided by operating activities:
    Interest credited to policyholders               478,797       501,073        569,563
   Net realized investment (gains) losses              8,220       (11,403)        (3,084)
   Amortization of value of insurance in force
     and intangible assets                            18,120        23,505         33,569
   Net amortization (accretion) on investments        12,215        (3,132)       (10,277)
   Change in deferred policy acquisition costs       (38,852)      (50,531)       (57,512)
   Change in current and deferred federal
     income taxes                                      7,731        10,988        (11,857)
   Change in guaranty association fees                   140        (3,669)        28,860
   Net change in other assets and liabilities        (13,729)         (102)        57,576
                                                    --------      --------      ----------
    Total adjustments                                472,642       466,729        606,838
                                                    --------      --------      ----------
    Net cash provided by operating activities        535,867       524,724        629,425
                                                    --------      --------      ----------
Cash flows from investing activities
 Investments purchased--held to maturity            (277,626)   (2,674,315)    (3,665,513)
 Investments purchased--available for sale        (2,624,493)           --             --
 Investments sold--held to maturity                   10,637        97,816        767,124
 Investments sold--available for sale                950,885       387,305             --
 Investments matured--held to maturity               576,021     1,195,083      1,644,987
 Investments matured--available for sale             854,441       758,279             --
 Increase in policy loans                            (35,143)      (38,661)       (36,456)
 Decrease in mortgage loans                           26,520         3,416          9,865
Acquisition of subsidiary, net of cash
  acquired                                              (961)      (24,831)            --
                                                    --------      --------      ----------
    Net cash used in investing activities           (519,719)     (295,908)    (1,279,993)
                                                    --------      --------      ----------
Cash flows from financing activities:
  Withdrawals from policyholder accounts          (1,034,464)   (1,295,617)      (678,324)
 Deposits to policyholder accounts                 1,202,076       856,339        876,504
 Capital contribution by parent                           --        75,000             --
                                                    --------      --------      ----------
    Net cash provided by (used in)
       financing activities                          167,612      (364,278)       198,180
                                                    --------      --------      ----------
Change in cash and cash equivalents                  183,760      (135,462)      (452,388)
Cash and cash equivalents at beginning of year       500,858       636,320      1,088,708
                                                    --------      --------      ----------
Cash and cash equivalents at end of year         $   684,618   $   500,858    $   636,320
                                                    ========      ========      ==========

See accompanying notes to consolidated financial statements.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
December 31, 1994 and 1993
(in thousands)

(1) ORGANIZATION

    The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Keyport America Life Insurance Company, Keyport Advisory Services Corporation, and Keyport Financial Services Corporation (collectively, the "Company"). The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a wholly owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Basis of Reporting and Principles of Consolidation
       The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated.

   (b) Investments
       Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). SFAS 115 segregates fixed maturity investments into three classifications: "held to maturity," "trading" and "available for sale." Securities may be designated as held to maturity only if a company has the positive intent and ability to hold these securities to maturity. Securities held to maturity are carried at amortized cost. Securities purchased for short-term resale are classified as trading and are carried at fair value. Unrealized gains and losses on trading account securities are recognized in income. Fixed maturity investments are classified as available for sale if they might be sold in response to changes in market interest rates, changes in the security's prepayment risk, general liquidity needs, or other factors. Available for sale securities are carried at fair value and unrealized gains and losses (net of related adjustments to deferred policy acquisition costs, value of insurance in force and deferred income taxes) are recorded directly to stockholder's equity. In previous periods, securities available for sale were carried at the lower of aggregate amortized cost or market. Unrealized losses, if any, where charged directly to stockholder's equity, net of applicable deferred income taxes. Equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on equity securities are credited or charged directly to stockholder's equity, net of applicable deferred income taxes.

       At January 1, 1994, the Company reclassified certain fixed maturity investments from the held to maturity to the available for sale category to conform to the new classification criteria as prescribed in SFAS 115. The following table summarizes the effect of adopting SFAS 115 as of January 1, 1994:

                                                               Balance
                                                               Before                      Adjusted
       Balance Sheet Caption                                 Adjustment     Adjustment     Balance
       -------------------------------------------------     ------------    ---------   -----------
       Fixed maturities available for sale                   $5,688,689      $215,499     $5,904,188
       Deferred policy acquisition costs                        262,646       (84,800)       177,846
       Value of insurance in force                              101,036       (63,600)        37,436
       Deferred federal income tax asset/(liability)             21,387       (23,485)        (2,098)
       Net unrealized investment gains                              546        41,614         42,160

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

Fixed maturities and mortgage loans with premiums and discounts are amortized using the interest method. Unamortized premiums and discounts on mortgage backed securities are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

Policy loans are carried at the unpaid principal balance plus accrued interest. Cash and cash equivalents are carried at cost, which approximates market.

Realized investment gains and losses are calculated on a first-in, first-out basis. For each investment security where a decline in value is determined to be other than temporary, the Company's policy is to write down the investment security to fair value with the charge to realized investment losses. Sales of securities supporting the Company's single premium deferred annuities and single premium whole life products result in adjustments to the amortization of the deferred policy acquisition costs and the value of insurance in force. The increase or decrease in the amortization is included in the realized investment gains and losses to reflect the acceleration or delay in the incidence of the estimated gross profits on those products.

(c) Derivative Financial Instruments
    Effective December 31, 1994, the Company adopted Statement of Financial Accounting Standards No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments" (SFAS 119). SFAS 119 requires specific disclosures about derivative financial instruments such as forward, swap and option contracts. It requires distinguishing between financial instruments held or issued for trading purposes and financial instruments held or issued for purposes other than trading. As part of the Company's overall risk management policy, the Company uses interest rate swaps and interest rate caps. Interest rate swaps are used to reduce the risk in rising interest rate environment by providing additional investment income to cover higher competitive credited rates to policyholders; to reduce the invested asset duration; and, to better match the interest rates earned on invested assets with those interest rates credited to policyholders. The interest rate swaps are considered synthetic alterations since the objectives of the swaps are to change the characteristics of the underlying invested assets to reduce the impact of rising interest rates. Since the interest rate swaps are designated as synthetic alterations of securities available for sale, the interest rate swaps are carried at fair value with those securities and the unrealized gain or loss is included in stockholder's equity.

    The net differential to be paid or received on interest rate swaps is recorded monthly in investment income as interest rates change. From time to time, swap positions may be terminated. If the terminated swap was accounted for as a hedge, realized gains or losses are amortized over the remaining life of the swap. Conversely, if the terminated swap was not accounted for as a hedge, or the assets and liabilities which were altered no longer exist, the swap position is marked to market, and realized gains or losses are immediately recognized in income. The Company is exposed to potential credit loss in the event of nonperformance by the other party to the interest rate swap agreements with respect to only the net differential payments.

    The Company acquires interest rate caps to minimize exposure to rising interest rates. The Company receives payments when the indexed rate exceeds the stated strike rate. The cost of interest rate caps is amortized on a straight-line basis over the period to maturity. Since the interest rate caps are designated as synthetic alterations of securities available for sale, the interest rate caps care carried at fair value and the unrealized gain or loss is included in stockholder's equity.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

The Company also utilizes derivative financial instruments to replicate positions in a trading portfolio of FNMA mortgage pass-throughs. As a result, these derivatives are classified as trading instruments and are recorded at fair value. Realized and unrealized changes in fair value are recognized in realized investment gains and losses. Interest income arising from these trading instruments is included in net investment income.

(d) Recognition of Insurance Revenues and Policy Benefits
    Revenues from single premium whole life policies and single premium deferred annuities include mortality charges, surrender charges, policy fees and contract fees and are recognized when assessed. Policyholder account balances consist of deposits received plus credited interest, less accumulated policyholder charges and assessments and withdrawals. On December 31, 1994, credited interest rates ranged from 3.75% to 8.50%.

(e) Deferred Policy Acquisition Costs and Value of Insurance in Force.
    Policy acquisition costs are costs of acquiring new business which vary with, and are primarily related to, the production of new business. These costs are deferred to the extent that they are deemed recoverable from future gross profits. Such costs include commissions, costs of policy issuance and underwriting, and variable agency expenses. Costs deferred on single premium whole life and single premium deferred annuities are amortized in relation to the present value of estimated gross profits from mortality, investment, and expense margins. The amortization of such cost is adjusted to reflect actual experience.

    Value of insurance in force represents the actuarially determined present value of projected future profits from policies in force at the purchase date. The amount is amortized in proportion to the projected emergence of profits over periods not to exceed fifteen years for annuities and twenty-five years for life insurance.

    Deferred policy acquisition costs and value of insurance in force are adjusted to reflect the amounts associated with realized and unrealized investment gains and losses pertaining to single premium deferred annuities and single premium whole life products.

(f) Intangible Assets
    Intangible assets consist primarily of "goodwill." Goodwill is the excess of the purchase price and the fair value of the net assets acquired by Liberty Mutual and is amortized on a straight-line basis over twenty-five years.

(g) Separate Account
    Separate account assets, which are carried at fair value, consist principally of investments in mutual funds and are included as a separate caption in the consolidated balance sheets. The investment income and the changes in asset values related to contract holders are fully allocated to variable annuity and variable life contract holders and, therefore, do not affect the operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. Fees earned by the Company related to these contracts were $13,964, $8,489, and $5,455, for the years ended December 31, 1994, 1993 and 1992, respectively. As of December 31, 1994 and 1993, the Company also classified $64,962 and $46,282, respectively, of its investments in certain mutual funds sponsored by the Company and its affiliates as separate account assets.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

(h) Federal Income Taxes
    Beginning in 1994, the Company is included in Liberty Mutual's consolidated tax return. The Company calculates its consolidated income tax liability as if it filed its own consolidated federal income tax return.

    Effective January 1, 1992, the Company adopted the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

(i) Cash and Cash Equivalents
    Cash and cash equivalents include short-term investments which have an original maturity of three months or less from the time of purchase.

(j) Reclassifications
    Certain reclassifications have been made to the prior year consolidated financial statement amounts to conform to the current year presentation.

(3) ACQUISITION

    On October 1, 1993, the Company acquired the common stock of Crown America Life Insurance Company (Crown America), a Michigan insurance company, for $27,877. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the accompanying consolidated financial statements from date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $185,735 and assumed liabilities of $157,858.

    On December 29, 1993, Crown America was redomesticated to the state of Rhode Island and, on January 10, 1994, the name was changed to Keyport America Life Insurance Company.

    On February 22, 1994, the acquisition was completed with the contingent purchase price payment of $1,479, which increased the value of insurance in force.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

(4) INVESTMENTS

    (a) Fixed Maturities
        Fair values of publicly-traded securities are as reported by an independent pricing service. Fair values of conventional mortgage backed securities not actively traded in a liquid market are obtained through broker-dealer quotations. Fair values of private placement bonds are determined by obtaining market indications from various broker-dealers. The amortized cost and fair values of investments in fixed maturities at December 31, 1994 and 1993 are as follows:

                                                            December 31, 1994
                                            -------------------------------------------------
                                                           Gross       Gross
                                            Amortized   Unrealized   Unrealized       Fair
                                               Cost        Gains       Losses        Value
                                             ---------    --------    ---------   -----------
        Held to maturity:
          Mortgage backed securities of
           U.S. Government
           corporations and agencies       $  206,569     $ 8,683    $     (18)    $  215,234
         Obligations of states and
           political subdivisions              21,452         277          (28)        21,701
         Corporate securities                 843,669      14,564      (17,005)       841,228
         Other mortgage backed
          securities                           79,164          44       (3,385)        75,823
         Asset backed securities              297,826          88       (9,235)       288,679
                                               -------      ------      -------      ---------
           Total fixed maturities
             held to maturity              $1,448,680     $23,656    $ (29,671)    $1,442,665
                                               =======      ======      =======      =========
        Available for sale:
          U.S. Treasury securities         $  271,700     $     2    $  (8,390)    $  263,312
         Mortgage backed securities of
           U.S. Government
           corporations and agencies        1,238,925       1,244      (76,651)     1,163,518
         Obligations of states and
           political subdivisions              37,718         433          --          38,151
         Debt securities issued by
           foreign governments                 82,608       1,049       (4,079)        79,578
         Corporate securities               2,607,712      17,951     (116,077)     2,509,586
         Other mortgage backed
          securities                        1,186,515      14,577      (70,250)     1,130,842
         Asset backed securities            1,123,803         654      (45,713)     1,078,744
         Senior secured loans                 246,084         --           --         246,084
                                               -------      ------      -------      ---------
           Total fixed maturities
             available for sale            $6,795,065     $35,910    $(321,160)    $6,509,815
                                               =======      ======      =======      =========

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

                                                            December 31, 1993
                                            ------------------------------------------------
                                                           Gross       Gross
                                            Amortized   Unrealized  Unrealized       Fair
                                               Cost        Gains      Losses        Value
                                             ---------    --------    --------   -----------
        Held to maturity:
          Mortgage backed securities of
           U.S. Government
           corporations and agencies       $  697,473    $ 40,701    $   (211)    $  737,963
         Obligations of states and
           political subdivisions              20,696       2,088         --          22,784
         Debt securities issued by
           foreign governments                 20,443       1,503         --          21,946
         Corporate securities                 972,789     114,846      (4,304)     1,083,331
         Other mortgage backed
          securities                          165,882       3,480      (2,374)       166,988
         Asset backed securities              227,888       6,143        (109)       233,922
         Senior secured loans                 171,784         --          --         171,784
                                               -------      ------      ------      ---------
           Total fixed maturities
             held to maturity              $2,276,955    $168,761    $ (6,998)    $2,438,718
                                               =======      ======      ======      =========
        Available for sale:
          U.S. Treasury securities         $  135,083    $  7,456    $   (113)    $  142,426
         Mortgage backed securities of
           U.S. Government
           corporations and agencies        1,326,703      25,452      (7,469)     1,344,686
         Obligations of states and
           political subdivisions              39,526       3,351         --          42,877
         Debt securities issued by
           foreign governments                 62,318       5,245        (486)        67,077
         Corporate securities               2,481,952     172,683     (13,552)     2,641,083
         Other mortgage backed
          securities                          693,629       7,215      (4,706)       696,138
         Asset backed securities              777,694      22,398      (1,975)       798,117
                                               -------      ------      ------      ---------
           Total fixed maturities
             available for sale            $5,516,905    $243,800    $(28,301)    $5,732,404
                                               =======      ======      ======      =========

    At December 31, 1993, an investment valuation reserve of $33,516 was deducted from the investment carrying values of the Company's investments in fixed maturity investments.

    At December 31, 1994 and 1993, bonds with an amortized cost of $7,657 and $5,796, respectively, were on deposit with regulatory authorities.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    (b) Contractual Maturities
        The carrying value and estimated fair value of fixed maturities for the various categories at December 31, 1994, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                      December 31, 1994
                                                  ------------------------
                                                  Amortized        Fair
                                                     Cost         Value
                                                   ---------   -----------
        Held to maturity:
          Due in one year or less                 $   25,000    $   25,265
         Due after one year through five years       224,113       222,024
         Due after five years through ten
          years                                      423,794       422,684
         Due after ten years                         192,214       192,956
                                                     -------      ---------
                                                     865,121       862,929
        Mortgage and asset
          backed securities                          583,559       579,736
                                                     -------      ---------
           Total fixed maturities
             held to maturity                     $1,448,680    $1,442,665
                                                     =======      =========
        Available for sale:
          Due in one year or less                 $  322,374    $  321,222
         Due after one year through five years     1,181,390     1,150,538
         Due after five years through ten
          years                                    1,397,397     1,328,889
         Due after ten years                         344,661       336,062
                                                     -------      ---------
                                                   3,245,822     3,136,711
         Mortgage and asset
           backed securities                       3,549,243     3,373,104
                                                     -------      ---------
           Total fixed maturities
             available for sale                   $6,795,065    $6,509,815
                                                     =======      =========

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    (c) Net Unrealized Investment Gains (Losses)
        Net unrealized gains and losses at December 31, 1994 and 1993 were as follows:

                                                                   December 31,
                                                                ------------------
                                                                  1994       1993
                                                                 --------   ------
        Fixed maturities:
          Gross unrealized gains                                $  35,910    $  --
         Gross unrealized losses                                 (321,160)     --
                                                                   ------      ----
                                                                 (285,250)
         Adjustments for:
           Deferred acquisition costs                             135,059      --
          Value of insurance in force                              53,344      --
                                                                   ------      ----
           Total fixed maturities                                 (96,847)     --
                                                                   ------      ----
        Equity securities and investments in separate
          account:
          Gross unrealized gains                                    1,932      962
         Gross unrealized losses                                   (4,261)    (123)
                                                                   ------      ----
           Total equity securities                                 (2,329)     839
                                                                   ------      ----
        Deferred federal income (taxes) benefit                    34,712     (293)
                                                                   ------      ----
           Net unrealized investment gains (losses)             $ (64,464)   $ 546
                                                                   ======      ====

    (d) Net Investment Income
        Net investment income is summarized as follows:

                                        Year Ended December 31,
                                    -------------------------------
                                      1994       1993        1992
                                     -------    -------   ---------
        Fixed maturities           $635,947   $619,847     $640,338
        Equity securities             2,132      2,368        4,443
        Mortgage loans               15,416     17,252       17,116
        Policy loans                 26,295     22,766       20,790
        Cash and cash
          equivalents                20,727     18,551       34,504
                                      -----       -----      -------
        Gross investment income     700,517    680,784      717,191
        Investment expenses         (10,942)   (11,117)     (12,718)
                                      -----       -----      -------
           Net investment income   $689,575   $669,667     $704,473
                                      =====       =====      =======

       The carrying value of fixed maturity investments that were non-income producing for the preceding twelve months was $4,967 and $2,332 at December 31, 1994 and 1993, respectively.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    (e) Net Realized Investment Gains (Losses)
        Net realized investment gains (losses) were as follows:

                                                          Year Ended December 31,
                                                      -------------------------------
                                                        1994       1993        1992
                                                       -------    -------   ---------
        Fixed maturities--held to maturity:
          Gross gains                                 $  3,493   $ 31,594    $ 42,174
         Gross losses                                     (755)    (3,070)    (25,943)
         Other than temporary declines                  (7,904)       --          --
         Provisions for possible investment losses         --     (16,609)    (10,402)
        Fixed maturities--available for sale
          Gross gains                                   26,043      7,097         --
         Gross losses                                  (26,831)    (6,311)        --
         Other than temporary declines                  (3,610)       --          --
         Provisions for possible investment losses         --       7,487         --
        Equity securities                                 (845)    11,228       2,062
        Interest rate swaps                                (28)   (16,193)        --
        Interest rate caps                                 --      (6,082)     (4,447)
        Other                                             (809)     1,412         --
                                                         -----      -----      -------
           Gross realized investment gains
          (losses)                                     (11,246)    10,553       3,444
        Amortization adjustments:
          Deferred acquisition costs                     2,675        785         (32)
         Value of insurance in force                       351         65         (28)
                                                         -----      -----      -------
           Net realized investment gains (losses)     $ (8,220)  $ 11,403    $  3,084
                                                         =====      =====      =======

       Proceeds from sales of investments in fixed maturities were as follows:

                                                 Year Ended December 31,
                                              ------------------------------
                                                1994       1993       1992
                                               -------    -------   --------
        Fixed maturities--available for
          sale                               $927,779    $313,568   $     --
        Fixed maturities--held to maturity     10,637      97,816    721,300
                                                 -----      -----      ------
           Total proceeds                    $938,417    $411,384   $721,300
                                                 =====      =====      ======

       The sale of fixed maturities held to maturity during 1994 relates to a security, with an amortized cost of $10,630, which was sold due to a significant deterioration in the issuer's creditworthiness.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    (f) Concentration of Investments
        Investments in a single entity (all of which are fully collateralized and guaranteed by an agency or agencies of the U.S. Government) in excess of ten percent of total stockholder's equity as of December 31, 1994 and 1993 are as follows:

                                        Carrying Value at
                                          December 31,
                                       -------------------
                                        1994        1993
                                        -------   --------
       Mortgage backed securities:
        FNMA Pool #303075             $125,212    $     --
        Morgan Stanley CMO (33-5)      101,832     111,619
        FNMA Pool #303074               98,470         --
        FHLMC Pool #G00413                 --      155,963
        FNMA Pool #050656                  --       73,370

       The Company's investments are diversified in over one hundred industries with concentrations in certain industries as follows:

                                        Carrying Value at
                                           December 31,
                                       --------------------
                                        1994        1993
                                        -------   ---------
       Financial services             $539,537    $500,970
       Electrical services             437,339     438,669
       Telecommunications              276,559     231,293
       Oil and gas                     274,026     302,958
       Retail stores                   247,874     229,886
       Banks                           247,514      97,735
       Credit institutions             173,565     139,107
       Food and beverage               151,758     170,365
       Transportation equipment        146,593     168,454
       Paper products                  146,472     149,490

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    (g) Quality Ratings
        The carrying values of publicly traded and privately placed fixed maturities at December 31, 1994 represented by each quality ratings category were as follows:

                                          Carrying Value at December 31, 1994
                                         ------------------------------------
                                          Publicly    Privately
                                           Traded       Placed        Total
                                          ---------    ---------   ----------
       Investment grade:                              $
         U.S. Government                 $  263,312          --    $  263,312
        Class 1                           4,235,466    1,255,442    5,490,908
        Class 2                             788,963      796,642    1,585,605
                                            -------      -------      --------
          Total investment grade          5,287,741    2,052,084    7,339,825
                                            -------      -------      --------
       Below investment grade:
         Class 3                            258,191      184,749      442,940
        Class 4                             120,443       34,772      155,215
        Class 5                                 --        18,183       18,183
        Class 6                                 --         2,332        2,332
                                            -------      -------      --------
          Total below investment
         grade                              378,634      240,036      618,670
                                            -------      -------      --------
          Total fixed maturities         $5,666,375   $2,292,120   $7,958,495
                                            =======      =======      ========

        Securities that are rated class 1 or 2 by the Securities Valuation Office of the National Association of Insurance Commissioners (NAIC), or, if not so rated, securities that are rated "BBB-" or above by S&P, or "Baa3" or above by Moody's (using the lower of the S&P or Moody's rating) are considered "investment grade" securities. Securities included in the U.S. Government category in the preceding table are those as defined by the NAIC.

        The distribution of fixed maturities quality ratings were as follows:

                                                      December 31,
                                                   ------------------
                                                    1994       1993
                                                    ------   --------
        Class 1 (including U.S. Governments)        72.3%      73.5%
        Class 2                                     19.9%      19.9%
        Class 3                                      5.6%       3.9%
        Class 4                                      2.0%       2.3%
        Class 5                                      0.2%       0.0%
        Class 6                                      0.0%       0.4%

        Fixed maturities with a carrying value of $517,897 at December 31, 1993 were classified as below investment grade securities.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    (h) Derivative Financial Instruments
        The Company's primary objective in acquiring certain derivative financial instruments is the management of interest rate risk. Interest rate risk results from a mismatch in the timing and amount of invested asset and policyholder liability cash flows. The Company seeks to manage this risk through various asset-liability strategies, such as the setting of renewal rates and by investment portfolio actions designed to address the interest rate sensitivity of asset cash flows in relation to liability cash flows. Portfolio actions used to manage interest rate risk include managing the effective duration of the portfolio securities and utilizing interest rate swaps and caps.

        Interest Rate Swaps
        The Company uses a combination of three distinct classes of interest rate swaps to reduce interest rate risk. The following table summarizes the categories of swaps used, their notional amounts, their weighted average interest rates as of the reporting period date, and their effects on the consolidated balance sheets and statements of operations. The majority of swaps mature in 1998 and 1999. The fair values of the interest rate swaps are primarily obtained from dealer quotes. These values represent the estimated amounts the Company would receive or pay to terminate the contracts, taking into account current interest rates and, when appropriate, the current creditworthiness of the counterparties.

                                                                                     December 31,
                                                                             -----------------------------
                                                                                   1994             1993
                                                                            -------------   -------------
        Interest rate swaps:
        (1) Pay fixed, receive variable rate--notional amount                  $775,000           $475,000
            Average pay rate                                                      7.19%              6.83%
            Average receive rate                                                  7.61%              5.59%
            Amount included in net investment income                           $ (1,213)          $(5,502)
            Fair value                                                         $ 27,587           $(4,078)
            Carrying value--unrealized gain (loss) included in fixed
          maturities available for sale                                        $ 27,587                --
        (2) Pay variable, receive variable rate--notional amount               $300,000           $300,000
            Average pay rate                                                      5.85%              3.42%
            Average receive rate                                                  6.42%              7.10%
            Amount included in net investment income                           $  6,781            $10,628
            Fair value                                                         $(14,550)            $3,319
            Carrying value--unrealized gain (loss) included in fixed
          maturities available for sale                                        $(14,550)               --
        (3) Spread lock swap--notional amount                                  $150,000           $150,000
            Seven year swap spread                                                0.34%              0.33%
            Amount included in net investment income                                --                 --
            Fair value                                                         $    731               $683
            Carrying value--unrealized gain (loss) included in fixed
          maturities available for sale                                        $    731                --

        (1) The Company has twenty interest rate swap contracts ($775,000 notional at December 31, 1994) on which it pays a fixed rate of interest and receives variable rates based on the five and ten year "constant maturity" treasury or swap rate. The variable rates are reset to current market levels at six month intervals. The objective of holding this class of derivatives is to reduce invested asset duration and better match the interest rates earned on medium to long-term (greater than two year maturity) fixed rate assets with the

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

        interest credited rates paid to policyholders. The Company has medium to long-term invested assets of approximately $5,600,000. For the majority of new and existing single premium deferred annuities, credited rates are reset annually. In addition, credited rates paid on annuity policies are closely correlated with longer term interest rates, e.g., five or ten year market interest rates. This derivative class allows the Company to swap the fixed interest rates received on the medium to long-term fixed rate invested assets for a variable rate which is better correlated with the policy credited rates. This reduces the Company's risk in rising interest rate environments by providing investment income to cover higher competitive credited rates.

        (2) The Company has six interest rate swap contracts ($300,000 notional at December 31, 1994) on which it pays a variable rate of interest based on the six month LIBOR and receives a variable rate based on the ten year swap rate minus 1.5%. Each rate is reset to current market levels at six month intervals. The objective of holding this class of derivatives is to better match the interest rates earned on short term and floating rate assets with the interest credited paid to policyholders. The Company has approximately $850,000 of invested assets where the Company receives interest income based on interest rates closely correlated with short-term LIBOR. This derivative class allows the Company to swap variable interest income received on short term and floating rate assets for a variable rate which is better correlated with policyholder interest credited rates. This reduces the Company's risk to a divergence between interest rates earned on short term assets and interest credited rates paid to policyholders.

        (3) The Company entered into a $150,000 notional "spread lock" swap that terminates in 1995. The swap is a forward contract entered in May 1993 with an effective date of January 15, 1995. The Company would receive/(pay) the present value of a seven year swap if corporate spreads widened/(compressed) above/ (below) the seven year swap spread of 26 basis points based on the 7.5% U.S. Treasury Note maturing November 15, 2001 on the effective date. The objective of this derivative is to reduce the exposure of the Company's fixed maturity investments to widening corporate spreads. The value of the Company's corporate bond portfolio decreases as corporate spreads widen. The Company's spread lock swap increases in value as spreads widen and thus reduces the Company's risk.

        During 1993, the Company unwound interest rate swap contracts with a notional amount of $200,000. The swaps were unwound when the associated liabilities no longer existed, resulting in a loss of $16,193, which was recognized immediately.

        During 1992, the Company unwound interest rate swap contracts with a notional amount of $300,000. The gain of $16,230 was deferred and amortized over the original remaining terms of the contracts. The following table summarizes the deferred gain amount included in the consolidated balance sheet and the expected recognition of income by year:

                                                December 31,
                                              ----------------
                                              1994      1993
                                               -----   -------
        Expected amounts included in net
          investment income:
            Within one year                  $4,720    $ 4,720
            Within one to five years            891      5,611
                                                ---      -----
             Balance, end of year            $5,611    $10,331
                                                ===      =====

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

        Interest Rate Caps
        The Company has acquired six interest rate caps ($400,000 notional at December 31, 1994) indexed to either the three month LIBOR, or the two or five year constant maturity swap (CMS) rates. Under these contracts, the Company has paid a premium for the right to receive payments when the index rises above a predetermined level, i.e., the strike rate. The objective of holding these derivatives is to reduce the Company's risk in rising interest rate environments by providing additional investment income to cover higher competitive interest crediting rates on policy liabilities.

        The following table summarizes the interest rate caps, their notional amounts, their weighted average strike and index rates as of the reporting period date, and their effects on the consolidated balance sheets and statements of operations. The majority of caps mature in 1997 and 1999. The fair values of the interest rate swaps are obtained from dealer quotes. These values represent the estimated amounts the Company would receive or pay to terminate the contracts, taking into account current interest rates and, when appropriate, the current creditworthiness of the counterparties.

                                                                              December 31,
                                                                          --------------------
                                                                            1994        1993
                                                                           -------   ---------
        Interest rate caps:
        Index: three month LIBOR--notional amount                         $200,000    $200,000
          Weighted average strike rate                                       8.50%       8.50%
          Weighted average current index                                     6.44%       3.38%
          Amortization expense included in net investment income          $   (649)   $ (1,157)
          Fair value                                                      $  2,698    $    935
          Carrying value                                                  $  1,903    $  2,552
          Unrealized gain (loss) included in fixed maturities AFS                     $
                                                                          $    795         --
        Index: two year CMS--notional amount                              $100,000         --
          Weighted average strike rate                                       7.25%         --
          Weighted average current index                                     7.91%         --
          Amortization expense included in net investment income          $   (144)        --
          Fair value                                                      $  4,930         --
          Carrying value                                                  $  5,001         --
          Unrealized gain (loss) included in fixed maturities AFS         $    (71)        --
        Index: five year CMS--notional amount                             $100,000         --
          Weighted average strike rate                                       7.93%         --
          Weighted average current index                                     7.83%         --
          Amortization expense included in net investment income          $    (38)        --
          Fair value                                                      $  2,806         --
          Carrying value                                                  $  2,800         --
          Unrealized gain (loss) included in fixed maturities AFS         $      6         --

        During 1993 and 1992, the Company sold interest rate caps with notional amounts of $300,000 and $600,000, respectively, resulting in realized losses of $4,082 and $4,447. Also in 1993, due to an other than temporary decline in value, the Company reduced the carrying value of the remaining interest rate caps by $2,000 resulting in a realized loss.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

        Trading Instruments
        The Company currently owns $50,000 notional of a current coupon mortgage swap. The Company pays the total return of a seven year swap to receive the total return of a current coupon, thirty year FNMA pass-through mortgage backed security plus .40%. The swap resets to market levels at two month intervals. The objective of the strategy is to replicate a position in FNMA pass-throughs with an enhanced return.

        The following table summarizes the current coupon mortgage swap and the effects on the consolidated balance sheets and statements of operations. The swap matures in 1995. The fair values represents the estimated amount the Company would pay to terminate the contracts, taking into account current interest rates and, when appropriate, the current creditworthiness of the counterparties.

                                                         December 31,
                                                        -------------
                                                             1994
                                                        -------------
        Current coupon mortgage swap:
           Notional amount                                 $50,000
          Pay rate at reporting period date                  8.05%
          Receive rate at reporting period date              8.90%
          Amount included in net investment income         $   455
          Amount included in realized gain and
          losses                                           $   (28)
          Fair value                                       $   153

        There were no current coupon mortgage swaps during 1993.

                       (5) FAIR VALUE OF FINANCIAL INSTRUMENTS

        Estimated fair values for the Company's investments in fixed maturities and equity securities are presented in Note 4. Fair value estimates, methods and assumptions are set forth below for the Company's other financial instruments.

        (a) Mortgage Loans
            For purposes of estimating fair value, mortgage loans are segregated by type into commercial real estate and residential mortgages. The fair value of the commercial real estate loans is calculated by discounting scheduled cash flows through the stated maturity using estimated market rates. The estimated market rate is based on the five year prime mortgage rate. The fair value of the residential mortgages is estimated by discounting contractual cash flows adjusted for expected prepayments using an estimated discount rate. The discount rate is an estimated market rate adjusted to reflect differences in servicing costs, and the expected prepayments are estimated based upon Company experience.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

        Mortgage loans are summarized as follows:

                                                    December 31, 1994
                                       ------------------------------------------
                                                  Average   Estimated   Estimated
                                     Carrying  Historical    Discount      Fair
                                        Value      Yield       Rate       Value
                                        ------    --------    -------   ---------
        Commercial real estate
          loans                       $87,000       9.4%       8.3%      $89,795
        Residential mortgages          42,452      13.7%       8.3%       49,003

                                                    December 31, 1994
                                       -------------------------------------------
                                                   Average   Estimated   Estimated
                                      Carrying  Historical    Discount      Fair
                                        Value       Yield       Rate       Value
                                        -------    --------    -------   ---------
        Commercial real estate
          loans                       $100,000       9.4%       8.0%      $102,015
        Residential mortgages           55,972      12.0%       8.0%        63,402

        The weighted average maturities (which may be different from the stated maturities) of the cash flows used in deriving the estimated fair values for commercial real estate loans and residential mortgages are 1.3 years and 2.7 years, respectively, at December 31, 1994, and 2.3 years and 2.9 years, respectively at December 31, 1993.

    (b) Policy Loans
        The carrying value of policy loans approximates fair value at December 31, 1994 and 1993.

    (c) Policy Liabilities
        The fair value of deposit liabilities with no stated maturity is equal to the amount payable on demand. The Company considers its policy liabilities to be similar to deposit liabilities.
        The carrying value and estimated fair value of the policyholder account balances are $9,344,044 and $8,821,450, respectively at December 31, 1994, and $8,697,635 and $8,211,361, respectively at
        December 31, 1993.

(6) EMPLOYEE BENEFIT PLANS

    Effective July 1, 1992, the Retirement Plan for Employees of Keyport Life Insurance Company was amended to extend participation to certain employees of Liberty Financial and was renamed the Liberty Financial Companies, Inc. Pension Plan ("the Plan"). Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. The Company's funding policy is to contribute the minimum required employer contribution under the Employee Retirement Income Security Act of 1974. The Company may, from time to time, increase its employer contributions beyond the minimum amount, but within IRS guidelines.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

The Company's accounting policy is to amortize changes in prior service costs over the expected future service of active participants expected to receive benefits under the Plan as of the date such costs are first recognized, and amortize cumulative net actuarial gains and losses in excess of a corridor amount over the expected future service of active participants expected to receive benefits under the plan.

The following table sets forth the plan's funded status for the Company and amounts recognized in the Company's consolidated balance sheets.
Substantially all of the Plan's assets are invested in mutual funds sponsored by an affiliated company.

                                                            December 31,
                                                         ------------------
                                                          1994       1993
                                                          ------   --------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation, including vested
   benefits of $4,197 in 1994 and $3,967 in 1993        $ 5,025    $ 4,870
                                                           ====      ======
 Projected benefit obligation for service to date       $ 6,523    $ 6,431
 Plan assets at fair value                               (4,459)    (4,204)
                                                           ----      ------
 Projected benefit obligation in excess of Plan
  assets                                                  2,064      2,227
 Unrecognized net actuarial loss                           (227)    (1,200)
 Prior service costs not yet recognized in net
  periodic
   pension cost                                            (660)      (251)
                                                           ----      ------
 Accrued pension cost                                   $ 1,177    $   776
                                                           ====      ======

                                                  Year Ended December
                                                          31,
                                                 ----------------------
                                                 1994    1993     1992
                                                  ----    ----   ------
Pension cost includes the following
  components:
  Service-cost benefits earned during the
  period                                        $ 532   $ 392    $ 506
 Interest cost on projected benefit
  obligation                                      534     423      366
 Actual return on Plan assets                      63    (185)    (117)
 Net amortization and deferred amounts           (338)    (88)    (117)
                                                   --      --      ----
 Net periodic pension cost                      $ 791   $ 542    $ 638
                                                   ==      ==      ====

The assumptions used to develop the actuarial present value of the projected benefit obligation, and the expected long-term rate of return on Plan assets are as follows:

                                                Year Ended December
                                                        31,
                                               ----------------------
                                               1994    1993     1992
                                                ----    ----   ------
 Discount rate                                 8.25%   7.25%    8.00%
 Expected long-term rate of return on
  assets                                       8.50%   8.50%    8.50%
 Rate of increase in compensation levels       5.25%   5.25%    5.50%

The Company also provides a thrift plan with a matching savings program containing several investment options for which substantially all employees are eligible. In addition, the Company has a non-qualified deferred compensation plan for certain employees.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

(7) DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

    The amounts of policy acquisition costs deferred and amortized are summarized below:

                                                          Year Ended December 31,
                                                      -------------------------------
                                                        1994       1993        1992
                                                       -------    -------   ---------
      Balance, beginning of year                      $262,646   $211,330    $154,150
                                                         -----      -----      -------
       Additions:
        Deferred during period:
         Commissions                                    82,626     81,515      64,963
          Other expenses                                 8,400     10,019       9,571
                                                         -----      -----      -------
          Total deferrals                               91,026     91,534      74,534
        Adjustments for unrealized investment
       losses                                          135,059        --          --
        Adjustments for realized investment losses       2,675        785         --
                                                         -----      -----      -------
          Total additions                              228,760     92,319      74,534
                                                         -----      -----      -------
       Deductions:
        Amortized during the period                    (52,174)   (41,003)    (17,022)
         Adjustments for realized investment gains         --         --         (332)
                                                         -----      -----      -------
          Total deductions                             (52,174)   (41,003)    (17,354)
                                                         -----      -----      -------
      Balance, end of year                            $439,232   $262,646    $211,330
                                                         =====      =====      =======

      The value of insurance in force is summarized below:

                                                          Year Ended December 31,
                                                      -------------------------------
                                                        1994       1993        1992
                                                       -------    -------   ---------
      Balance, beginning of year                      $101,036   $115,824    $148,270
                                                         -----      -----      -------
       Additions:
        Value of insurance purchased                     1,479      7,522         --
        Interest accrued on unamortized balance          4,994      6,124       8,672
        Adjustments for unrealized investment
       losses                                           53,344        --          --
        Adjustments for realized investment losses         351         65         --
                                                         -----      -----      -------
        Total additions                                 60,168     13,711       8,672
                                                         -----      -----      -------
       Deductions:
        Amortized during the period                    (21,983)   (28,499)    (41,090)
         Adjustments for realized investment gains         --         --          (28)
                                                         -----      -----      -------
          Total deductions                             (21,983)   (28,499)    (41,118)
                                                         -----      -----      -------
      Balance, end of year                            $139,221   $101,036    $115,824
                                                         =====      =====      =======

      Interest is accrued on the unamortized value of insurance in force balance at the contract rate of 5.49%, 6.01%, and 6.79% for the years ended 1994, 1993 and 1992, respectively.

      Estimated net amortization expense of the value of insurance in force as of December 31, 1994, is as follows: 1995--$12,452; 1996--$10,463;
      1997--$8,914; 1998--$7,811; 1999--$7,041; and thereafter--$39,196.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

(8) FEDERAL INCOME TAXES

    The provision for federal income taxes, computed under the asset and liability method, is summarized as follows:

                                     Year Ended December 31,
                                  ----------------------------
                                    1994      1993      1992
                                   ------    ------   --------
      Current                     $18,118   $24,878    $16,055
      Deferred                     13,933     3,832     (7,245)
                                     ----      ----      ------
      Federal income tax
       expense                    $32,051   $28,710    $ 8,810
                                     ====      ====      ======

    A reconciliation of federal income tax expense as recorded in the accompanying consolidated statements of operations with expected federal income tax expense computed at the applicable federal tax rate of 35% in 1994 and 1993 (34% for 1992) is as follows:

                                                             Year Ended December 31,
                                                          ----------------------------
                                                            1994      1993      1992
                                                           ------    ------   --------
      Expected income tax expense                         $33,347   $30,347    $10,675
      Increase (decrease) in income taxes resulting
       from:
       Nontaxable investment income                        (2,099)   (2,189)    (2,230)
       Amortization of goodwill                               396       396        385
       Other, net                                             407       156        (20)
                                                             ----      ----      ------
        Actual federal income tax expense                 $32,051   $28,710    $ 8,810
                                                             ====      ====      ======

    In August 1993, the Omnibus Budget Reconciliation Act of 1993 was enacted. This law increased the Company's top marginal tax rate to 35% from 34% retroactive to January 1, 1993. The effect of this change in tax rates on the Company's consolidated financial statements was not material.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

    The components of deferred federal income taxes are as follows:

                                                               December 31,
                                                          ----------------------
                                                             1994        1993
                                                           --------   ----------
      Deferred tax assets:
       Policy liabilities                                 $ 127,558    $ 120,296
       Excess of tax over book bases--investments            69,039          --
       Guaranty association fees                              8,642        8,592
       Net operating loss carryforward                        3,573        3,941
       Deferred gain on interest rate swap agreements         1,964        3,616
       Other                                                  3,914          --
                                                             ------      --------
         Total deferred tax assets                          214,690      136,445
                                                             ------      --------
      Deferred tax liabilities:
       Deferred policy acquisition costs                   (137,909)     (80,062)
       Value of insurance in force and intangible
       assets                                               (34,420)     (13,865)
       Excess book over tax bases--investments                  --       (20,991)
                                                             ------      --------
       Other                                                    --          (140)
         Total deferred tax liabilities                    (172,329)    (115,058)
                                                             ------      --------
         Net deferred federal income tax asset            $  42,361    $  21,387
                                                             ======      ========

    The Company believes that is more likely than not that the Company will realize the benefits of the total deferred tax assets and, accordingly, believes that a valuation allowance with respect to the realization of the total deferred tax assets is not necessary. While there are no assurances that this benefit will be realized, the Company expects that the net deductible amounts will be recoverable through the reversal of taxable temporary differences, taxes paid in the carryback period, tax planning strategies, and future expectations of taxable income.

    As of December 31, 1994 and 1993, the Company had approximately $10,208 and $11,260, respectively, of net operating loss carryforwards relating to Keyport America's operations prior to the acquisition by Keyport. These operating loss carryforwards are limited to use against future taxable profits of Keyport America and expire through 2006.

    Income taxes paid were $28,811, $17,722, and $20,667 for the years ended December 31, 1994, 1993 and 1992, respectively.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

(9) STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ from GAAP. In converting to GAAP, adjustments to insurance statutory amounts include: the deferral and amortization of costs of acquiring new policies, such as commissions and other issue costs; the deferral of federal income taxes; the recognition as revenues of premiums for investment-type products for statutory purposes but as deposits to policyholders' accounts under GAAP. In addition, different assumptions are used in calculating future policyholders' benefits; different methods are used for calculating valuation allowances for statutory and GAAP purposes; and, realized gains and losses on fixed income investments due to interest rate changes are not deferred for GAAP.

                                             Year Ended December 31,
                                         -------------------------------
                                          1994       1993        1992
                                          -------    -------   ---------
      Statutory surplus                 $546,440   $517,181    $377,654
      Statutory net income                24,871     65,315      59,623

    The maximum amount of dividends which can be paid by the Company without prior approval of the Insurance Commissioner of the State of Rhode Island is subject to restrictions related to statutory surplus and statutory net gains from operations. For 1995, such restriction would limit dividends to approximately $42,100. The Company has not paid dividends since the acquisition by Liberty Mutual.

(10) TRANSACTIONS WITH AFFILIATED COMPANIES

   During 1993 the Company received a $75,000 capital contribution from Liberty Financial.

   As of December 31, 1994 and 1993, the Company had $87,000 and $100,000, respectively, of commercial real estate loans of affiliated investment partnerships. These mortgages are unconditionally guaranteed by Liberty Mutual.

   The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1994, 1993 and 1992. These reimbursements included corporate general and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7,345, $7,444 and $7,340 for the years ended December 31, 1994, 1993 and 1992.

KEYPORT LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements
(in thousands)

(11) COMMITMENTS AND CONTINGENCIES

   The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2001. Rental expense amounted to $3,011, $3,042 and $2,656 for the years ended December 31, 1994 and 1993, and 1992 respectively. For each of the next five years, and in the aggregate, as of December 31, 1994, the following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year:

              1995                                    $
                                                        3,123
              1996                                      2,888
              1997                                      2,565
              1998                                      2,462
              1999                                      2,340
              Thereafter                                4,609
                                                        ------
              Total minimum future rental             $
                payments                               17,987
                                                        ======

    Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the financial outcome of rehabilitation proceedings and will be paid over several years. In 1994, 1993 and 1992, the Company was assessed $7,674, $7,314 and $6,231, respectively. However, based in part on information provided by an industry association, the Company increased its reserve in 1992 by $28,200, reflecting the Company's estimate of the future assessments with respect to known insolvencies. During 1994, 1993 and 1992, the Company recorded $7,200, $3,704, and $35,000, respectively, of provisions for state guaranty fund association expenses.

    Based on information provided by the industry association with respect to aggregate assessments related to known insolvencies, the range of future assessments with respect to known insolvencies is estimated by the Company to be between $15,000 and $25,000, taking into account the industry association information as well as the Company's own estimate of its potential share of such aggregate assessments. At December 31, 1994 and 1993, the reserve for such assessments was $24,700 and $24,500, respectively.

    The company is involved, from time to time, in litigation incidental to its business. In the opinion of management, the resolution of such litigation is not expected to have a material adverse effect on the Company.

                        [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Independent Auditors' Report

The Policy Owners of
Keyport Life Insurance Company's
Variable Account I:

We have audited the accompanying statement of assets and liabilities of the sub-accounts comprising Keyport Variable Account I as of December 31, 1994, and the related statements of operations and changes in net assets for each of the years, or other periods as applicable, in the three-year period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts comprising Keyport Variable Account I at December 31, 1994, and the results of their operations and changes in their net assets for each of the years, or other periods as applicable, in the three-year period ended December 31, 1994 in conformity with generally accepted accounting principles.

[Signature KPMG Peat Marwick LLP]

Boston, Massachusetts
April 14, 1995


                                     KEYPORT VARIABLE ACCOUNT 1
                                Statemetn of Assets and Liabilities
                                         December 31, 1994



Assets
    Investments at market value:
        SteinRoe Variable Investment Trust
            Cash Income Fund - 1,488,261 shares (cost $1,488,261)                         $  1,488,261
            Capital Appreciation Fund - 72,271 shares (cost $1,022,763)                      1,065,278
            Managed Assets Fund - 573,783 shares (cost $5,935,656)                           6,988,682
            Mortgage Securities Income Fund - 102,179 shares (cost $992,870)                   948,217
            Managed Growth Stock Fund - 50,933 shares (cost $628,994)                          922,392
            Strategic Managed Assets Fund - 37,141 shares (cost $223,061)                      216,532
            Managed Income Fund - 58,428 shares (cost $594,769)                                527,608

        Keyport Variable Investment Trust
            Colonial-Keyport Growth and Income Fund - 553 shares (cost $5,702)                   5,547
            Colonial-Keyport Utilities Fund - 3,038 shares (cost $30,283)                       24,642
            Colonial-Keyport U.S. Government Fund - 2,121 shares (cost $20,972)                 19,448
            Colonial-Keyport International Fund for Growth - 11,312 share (cost $21,711)        21,267
                                                                                          ------------

                              Total assets                                                $ 12,227,874
                                                                                          ============

Net Assets
            Variable life contracts (Note 7)                                              $ 12,207,730
            Retained by Keyport Life Insurance Company (Note 6)                                 20,144
                                                                                          ------------
                              Total net assets                                            $ 12,227,874
                                                                                          ============



                                                        KEYPORT VARIABLE ACCOUNT I
                                       Statements of Operations and Changes in Net Assets, continued
                                             For the years ended December 31, 1994, 1993 and 1992




                                                         Cash Income Fund                          High Yield Bond Fund
                                             1994           1993           1992           1994          1993           1992
                                         -----------    -----------    -----------    -----------   -----------    -----------

Income
  Dividends                              $    58,338    $    24,117    $    47,141    $      --     $    13,070    $    75,256
Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                55,449         36,537         52,622           --           9,232         33,070
                                         -----------    -----------    -----------    -----------   -----------    -----------
Net investment income                          2,889        (12,420)        (5,481)          --           3,838         42,186
Realized gain (loss)                            --             --             --             --        (160,846)         9,403
Unrealized appreciation (depreciation)
  during the year                               --             --             --             --         190,008         29,402
Net increase (decrease) in net assets
  from operations                              2,889        (12,420)        (5,481)          --          33,000         80,991
                                         -----------    -----------    -----------    -----------   -----------    -----------

Transfers between accounts                    (7,576)     1,015,465       (363,188)          --        (748,454)       (15,337)
Contract terminations                       (256,302)      (181,359)       (82,141)          --         (82,359)       (34,670)
Contract loans (Note 5)                        7,761         (5,361)       (19,388)          --         (25,192)      (104,524)
Net increase (decrease) in net assets
  from contract transactions                (256,117)       828,745       (464,717)          --        (856,005)      (154,531)
                                         -----------    -----------    -----------    -----------   -----------    -----------

Net assets at beginning of period          1,741,489        925,164      1,395,362           --         823,005        896,545
                                         -----------    -----------    -----------    -----------   -----------    -----------
Net assets at end of period              $ 1,488,261    $ 1,741,489    $   925,164    $      --     $      --      $   823,005
                                         ===========    ===========    ===========    ===========   ===========    ===========



                                                         KEYPORT VARIABLE ACCOUNT I
                                        Statements of Operations and Changes in Net Assets, continued
                                              For the years ended December 31, 1994, 1993 and 1992


                                                     Capital Appreciation Fund                      Managed Assets Fund
                                                 1994           1993           1992           1994           1993           1992
                                             -----------    -----------    -----------    -----------    -----------    -----------
Income
  Dividends                                  $   126,345    $   216,135    $   172,420    $   281,101    $   359,708    $   645,351
Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                    35,344         46,699         40,455        246,548        289,669        285,854
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net investment income                             91,001        169,436        131,965         34,553         70,039        359,497
Realized gain (loss)                              (1,721)       157,592         21,520        165,281        256,812        154,891
Unrealized appreciation (depreciation)
  during the year                               (115,013)        66,545          6,297       (693,315)       179,311       (142,421)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  from operations                                (25,733)       393,573        159,782       (493,481)       506,162        371,967

Transfers between accounts                       126,361       (624,721)       (47,925)      (121,234)      (184,008)      (109,070)
Contract terminations                           (112,626)       (11,688)       (31,259)      (648,353)      (827,327)      (710,690)
Contract loans (Note 5)                          (29,133)       (56,575)        12,210        (91,428)      (344,633)      (178,547)
                                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net assets
  from contract transactions                     (15,398)      (692,984)       (66,974)      (861,015)    (1,355,968)      (998,307)
                                             -----------    -----------    -----------    -----------    -----------    -----------

Net assets at beginning of period              1,106,409      1,405,820      1,313,012      8,343,178      9,192,984      9,819,324
                                             -----------    -----------    -----------    -----------    -----------    -----------

Net assets at end of period                  $ 1,065,278    $ 1,106,409    $ 1,405,820    $ 6,988,682    $ 8,343,178    $ 9,192,984
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                                         KEYPORT VARIABLE ACCOUNT I
                                        Statements of Operations and Changes in Net Assets, continued
                                              For the years ended December 31, 1994, 1993 and 1992




                                               Mortgage Securities Income Fund               Managed Growth Stock Fund
                                             1994           1993           1992           1994           1993           1992
                                         -----------    -----------    -----------    -----------    -----------    -----------
Income
  Dividends                              $    69,190    $    88,373    $    98,782    $    58,711    $    25,078    $    37,570
Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                38,478         46,487         42,647         36,939         39,619         29,550
                                         -----------    -----------    -----------    -----------    -----------    -----------
Net investment income                         30,712         41,886         56,135         21,772        (14,541)         8,020
Realized gain (loss)                           6,027          8,415          3,054          2,732          2,618           (896)
Unrealized appreciation (depreciation)
  during the year                            (96,750)       (12,119)       (21,013)      (136,737)        31,969         41,983
                                         -----------    -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in net assets
  from operations                            (60,011)        38,182         38,176       (112,233)        20,046         49,107
                                         -----------    -----------    -----------    -----------    -----------    -----------

Transfers between accounts                   (36,149)        87,449         (4,171)       (20,096)        21,436        332,335
Contract terminations                       (267,217)      (193,585)       (19,754)      (128,846)       (18,694)        (8,644)
Contract loans (Note 5)                       (6,714)       (11,263)       (25,089)       (17,161)        (6,811)       (25,185)
                                         -----------    -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in net assets
  from contract transactions                (310,080)      (117,399)       (49,014)      (166,103)        (4,069)       298,506
                                         -----------    -----------    -----------    -----------    -----------    -----------

Net assets at beginning of period          1,318,308      1,397,525      1,408,363      1,200,728      1,184,751        837,138
                                         -----------    -----------    -----------    -----------    -----------    -----------

Net assets at end of period              $   948,217    $ 1,318,308    $ 1,397,525    $   922,392    $ 1,200,728    $ 1,184,751
                                         ===========    ===========    ===========    ===========    ===========    ===========


                                                       KEYPORT VARIABLE ACCOUNT I
                                      Statements of Operations and Changes in Net Assets, continued
                                            For the years ended December 31, 1994, 1993 and 1992




                                               Investment Grade Bond                Strategic Managed Assets Fund
                                              1994        1993         1992         1994         1993         1992
                                           ---------   ---------    ---------    ---------    ---------    ---------
  Income
    Dividends                              $    --     $  12,363    $  30,522    $  11,609    $  11,095    $  19,432
  Expenses (Note 3)
    Mortality and expense risk
      and administrative charges                --         1,902       10,846       10,406       11,323        6,958
                                           ---------   ---------    ---------    ---------    ---------    ---------
  Net investment income                         --        10,461       19,676        1,203         (228)      12,474
  Realized gain (loss)                          --        20,833         (171)        (357)         620        1,126
  Unrealized appreciation (depreciation)
    during the year                             --       (16,235)      (8,378)     (11,228)      (4,646)        (424)
                                           ---------   ---------    ---------    ---------    ---------    ---------
  Net increase (decrease) in net assets
    from operations                             --        15,059       11,127      (10,382)      (4,254)      13,176
                                           ---------   ---------    ---------    ---------    ---------    ---------

  Transfers between accounts                    --      (355,595)     (36,538)     (47,505)     143,243       53,235
  Contract terminations                         --        (4,494)      (1,765)        --           (318)     (13,564)
  Contract loans (Note 5)                       --          --         (3,802)      (9,728)     (21,000)        --
                                           ---------   ---------    ---------    ---------    ---------    ---------
  Net increase (decrease) in net assets
    from contract transactions                  --      (360,089)     (42,105)     (57,233)     121,925       39,671
                                           ---------   ---------    ---------    ---------    ---------    ---------

  Net assets at beginning of period             --       345,030      376,008      284,147      166,476      113,629
                                           ---------   ---------    ---------    ---------    ---------    ---------

  Net assets at end of period              $    --     $    --      $ 345,030    $ 216,532    $ 284,147    $ 166,476
                                           =========   =========    =========    =========    =========    =========



                                                       KEYPORT VARIABLE ACCOUNT I
                                      Statements of Operations and Changes in Net Assets, continued
                                            For the years ended December 31, 1994, 1993 and 1992




                                               International Stock Fund         Managed Income Fund *
                                            1994        1993         1992         1994         1993
                                         ---------   ---------    ---------    ---------    ---------
Income
  Dividends                              $    --     $   7,544    $   1,693    $  41,539    $  36,215
Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                --         1,280        3,902       21,701       19,134
                                         ---------   ---------    ---------    ---------    ---------
Net investment income                         --         6,264       (2,209)      19,838       17,081
Realized gain (loss)                          --        (1,095)          54       (5,435)       5,096
Unrealized appreciation (depreciation)
  during the year                             --         6,458       (6,144)     (65,020)      (2,141)
                                         ---------   ---------    ---------    ---------    ---------
Net increase (decrease) in net assets
  from operations                             --        11,627       (8,299)     (50,617)      20,036
                                         ---------   ---------    ---------    ---------    ---------

Transfers between accounts                    --      (169,865)     146,830      (28,667)     717,822
Contract terminations                         --          --           --        (53,921)     (28,620)
Contract loans (Note 5)                       --          --           --        (14,008)     (34,417)
                                         ---------   ---------    ---------    ---------    ---------
Net increase (decrease) in net assets
  from contract transactions                  --      (169,865)     146,830      (96,596)     654,785
                                         ---------   ---------    ---------    ---------    ---------

Net assets at beginning of period             --       158,238       19,707      674,821         --
                                         ---------   ---------    ---------    ---------    ---------

Net assets at end of period              $    --     $    --      $ 158,238    $ 527,608    $ 674,821
                                         =========   =========    =========    =========    =========

                                         *  Commencement of operations - January 15, 1993



                                                       KEYPORT VARIABLE ACCOUNT I
                                      Statements of Operations and Changes in Net Assets, continued
                                            For the years ended December 31, 1994, 1993 and 1992



                                           Colonial-Keyport       Colonial-Keyport        Colonial-Keyport
                                       Growth and Income Fund **  Utilities Fund **    U.S. Government Fund **
                                           1994        1993       1994        1993        1994        1993
                                         --------    --------   --------    --------    --------    --------
Income
  Dividends                              $    135    $   --     $  1,566    $    520    $  1,139    $    404
Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                 28        --          795         503         415         128
                                         --------    --------   --------    --------    --------    --------
Net investment income                         107        --          771          17         724         276
Realized gain (loss)                         --          --          (98)          1          (1)          1
Unrealized appreciation (depreciation)
  during the year                            (156)       --       (4,370)     (1,272)     (1,338)       (187)
                                         --------    --------   --------    --------    --------    --------
Net increase (decrease) in net assets
  from operations                             (49)       --       (3,697)     (1,254)       (615)         90
                                         --------    --------   --------    --------    --------    --------

Transfers between accounts                  5,596        --           (1)     29,594       5,438      14,535
Contract terminations                        --          --         --          --          --          --
Contract loans (Note 5)                      --          --         --          --          --          --
                                         --------    --------   --------    --------    --------    --------
Net increase (decrease) in net assets
  from contract transactions                5,596        --           (1)     29,594       5,438      14,535
                                         --------    --------   --------    --------    --------    --------

Net assets at beginning of period            --          --       28,340        --        14,625        --
                                         --------    --------   --------    --------    --------    --------

Net assets at end of period              $  5,547    $   --     $ 24,642    $ 28,340    $ 19,448    $ 14,625
                                         ========    ========   ========    ========    ========    ========

                                         **  Commencement of operations - July 1, 1993



                                                        KEYPORT VARIABLE ACCOUNT 1
                                       Statements of Operations and Changes in Net Assets, continued
                                            For the years ended December 31, 1994, 1993 and 1992


                                        Colonial-Keyport
                                       International Fund
                                          for Growth***       Total           Total           Total
                                              1994            1994            1993            1992
                                         ------------    ------------    ------------    ------------
Income
  Dividends                              $       --      $    649,673    $    794,622    $  1,128,167
Expenses (Note 3)
  Mortality and expense risk
    and administrative charges                    550         446,653         502,513         505,904
                                         ------------    ------------    ------------    ------------
Net investment income                            (550)        203,020         292,109         622,263
Realized gain (loss)                           (2,314)        164,114         290,047         188,981
Unrealized appreciation (depreciation)
  during the year                                (444)     (1,124,371)        437,691        (100,698)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from operations                              (3,308)       (757,237)      1,019,847         710,546
                                         ------------    ------------    ------------    ------------

Transfers between accounts                     24,575         (99,258)        (53,099)        (43,829)
Contract terminations                            --        (1,467,265)     (1,348,444)       (902,487)
Contract loans (Note 5)                          --          (160,411)       (505,252)       (344,325)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
  from contract transactions                   24,575      (1,726,934)     (1,906,795)     (1,290,641)
                                         ------------    ------------    ------------    ------------

Net assets at beginning of period                --        14,712,045      15,598,993      16,179,088
                                         ------------    ------------    ------------    ------------

Net assets at end of period              $     21,267    $ 12,227,874    $ 14,712,045    $ 15,598,993
                                         ============    ============    ============    ============

                                     ***  Commencement of operations - May 2, 1994

                           KEYPORT VARIABLE ACCOUNT I
                        NOTES TO FINANCIAL STATEMENTS

1. Organization
Variable Account I (the "Variable Account") is a separate investment account established by Keyport Life Insurance Company (the "Company") to receive and invest premium payments under variable life insurance contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940 and invests in eligible mutual funds.

There are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Keyport Variable Investment Trust ("KVIT"). There are currently thirteen available sub-accounts within the Variable Account to which contract funds may be allocated. The KVIT was established on July 1, 1993, offering the following funds to contractholders: Colonial-Keyport Growth and Income Fund, Colonial-Keyport Utilities Fund, and Colonial-Keyport U.S. Government Fund. The Colonial-Keyport International Fund for Growth became available to contractholders on May 2, 1994. The Colonial Keyport Strategic Income Fund and the Colonial Keyport U.S. Fund for Growth became available to contractholders on July 5, 1994. As of December 31, 1994, no contractholders were invested in the Colonial Keyport U.S. Fund for Growth or the Colonial Keyport Strategic Income Fund. The Managed Income Fund of the SRVIT was made available to contractholders on January 15, 1993. In May 1993, the Securities and Exchange Commission approved the substitution of shares of the Strategic Managed Assets Fund for shares of the International Stock Fund. This same order approved the substitution of shares of Managed Income Fund for shares of High Yield Bond Fund and shares of Investment Grade Bond Fund.

2. Significant Accounting Policies
Shares of the Trusts are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code.

3. Expenses
There are no deductions made from purchase payments for sales charges at the time of purchase. Instead, a deferred sales charge is deducted in monthly installments from the cash value in years two through ten. Any unpaid charge will be deducted from the cash value at the time of contract termination. A monthly policy maintenance charge, based upon a contractholder's age, contract premium, and a series of factors, is deducted on the contractholder's monthly anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an effective annual rate of 0.60% of the contract value.

4. Affiliated Company Transactions
Administrative services necessary for the operation of the Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. SteinRoe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Keyport Advisory Services Corporation, a wholly owned subsidiary of the Company, is the investment advisor to KVIT. Keyport Financial Services Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for SRVIT and KVIT. The investment advisors' and principal underwriter's compensation is derived from the mutual funds.

5. Contract Loans
Contractholders are permitted to take loans which causes an amount equal to the loan to be deducted from the Variable Account and placed in the Company's general account.

6. Amounts Retained by Keyport Life Insurance Company
If a contractholder's financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company in order to make the contractholder whole. The resulting risk of a gain or loss has no effect on the contractholder's account and is fully assumed by the Company. Amounts retained by the Company are invested in the Variable Account for this purpose.

7. Unit Values
A summary of the accumulation unit values at December 31, 1994 and 1993 and the accumulation units and dollar value outstanding at December 31, 1994 are as follows:

                                                     1993                        1994
                                                   ---------   ---------------------------------------
                                                     UNIT         UNIT
                                                    VALUE        VALUE         UNITS         DOLLARS
                                                   ---------    ---------    -----------   -----------
Cash Income Fund                                  $14.806049   $15.278217    96,092.2993   $ 1,468,119
Capital Appreciation Fund                          22.726373    22.859865    46,600.3414     1,065,278
Managed Assets Fund                                20.495044    19.722939   354,342.8521     6,988,682
Mortgage Securities Income Fund                    16.578926    16.220997    58,456.1210       948,217
Managed Growth Stock Fund                          19.008075    17.694435    52,128.9217       922,392
Strategic Managed Assets Fund                      14.665163    14.574120    14,857.2627       216,532
Managed Income Fund                                10.700171    10.168579    51,886.1104       527,608
Colonial-Keyport Growth and Income Fund            10.000000     9.954493       557.2065         5,547
Colonial-Keyport Utilities Fund                     9.717310     8.667210     2,843.0851        24,642
Colonial-Keyport U.S. Government Fund              10.125354     9.922501     1,959.9538        19,448
Colonial-Keyport International Fund for Growth        --         9.557398     2,225.1795        21,267
                                                                               ---------      ---------
                                                                            681,949.3335   $12,207,730
                                                                               =========      =========

                                      APPENDIX A

               ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

The following tables, and the assumptions and estimates upon which they are based, are as of May 1, 1993, since the Policies have not been available for sale. The tables illustrate how the cash surrender values and death benefits of a Policy change with the investment experience of the Variable Account. The tables show how the cash surrender values and death benefits of a Policy issued to both males and females at a given age and a $l0,000 single premium would vary over time if the investment return on the assets held in each Sub-Account were a uniform, gross, after-tax annual rate of 0%, 4%, 6%, 8% or 12%. The tables on pages 69 through 76 illustrate a Policy issued at ages 30, 40, 50, and 60. The cash surrender values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 6%, 8% or 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. Values would also be different if policy loans were made or if the Policy is sold in states that have not adopted unisex mortality rates (the Policy's cost of insurance rates for those states would be based on sex distinct mortality tables).

The tables are divided into two parts. The upper half of each table shows death benefits. The lower half shows cash surrender values. The second column shows the accumulated value of the premium paid at a stated interest rate. Columns 3 through 5 show the death benefits and cash surrender values at various assumed gross investment returns. The maximum cost of insurance rates allowable under the Policy are based upon the Commissioners' l980 Standard Ordinary Mortality Table, Blended Table B.

The amounts shown for the death benefits and cash surrender values reflect the fact that the net investment return of the Sub-Accounts is lower than the gross investment return on the assets held in the Eligible Funds and charges levied against the Sub-Accounts. The daily average asset-based investment advisory fee is assumed to be equivalent to an annual rate of 0.62% of the aggregate average daily net assets of the SteinRoe Trust Funds available on May 1, 1993. The tables also reflect other expenses of such Funds at the estimated rate of 0.24% of the aggregate average daily net assets of such Funds, which is an estimated rate based on operating history. The daily charge by Keyport to each of the Sub-Accounts for assuming mortality and expense risks is equivalent to a charge at an annual rate of 0.60% of the average net assets of the Sub-Accounts. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 4%, 6%, 8% and 12% correspond to approximate net annual rates of -1.46%, 2.54%, 4.54%, 6.54% and 10.54%, respectively.

The SteinRoe Trust's advisor and administrator voluntarily agreed for the period 5/1/93 - 4/30/94 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each listed Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .65%
- CIF; .70% - MSIF and MIF; .75% - MAF; .80% - MGSF and CAF; and .85% - SMAF. The MIF and SMAF Sub-Accounts are not currently available to receive transfers of Policy values.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Variable Account, since Keyport is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 6%, 8% or l2% by an amount sufficient to cover the tax charges in order to produce the death benefits and cash surrender values illustrated.

The tables illustrate the policy values that would result based upon hypothetical investment rates of return if the entire premium is allocated to the Variable Account, and if no policy loans have been made. The tables are also based on the assumption that no transfers have been made.

The following illustrations reflect additional crediting of cash values and the reduction of cost of insurance and/or policy maintenance charges where Policy provisions would provide for such actions at the investment rates assumed in the illustrations (see "Crediting of Additional Variable Account Cash Values" and "Reduction in Cost of Insurance and Reduction of Elimination of Policy Maintenance Charge" on Page l5).

Upon request, Keyport will provide an illustration based upon comparable assumptions and upon the age of the proposed Insured, the death benefit and the single premium requested.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
                    Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                            PLAN ID:KEYLIFE
                                               GUARANTEED MINIMUM DEATH BENEFIT
AGE: 30                                                     $47,494
CLASS: STANDARD                                      SINGLE PREMIUM AMOUNT
                                                            $10,000

   END OF        TOTAL PREMIUM      DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR    PAID PLUS INTEREST      GROSS ANNUAL INVESTMENT RETURN OF
                      AT 4%                0%        4%         8%

      1              $10,400            $47,494   $47,494    $48,111
      2               10,816             47,494    47,494     48,442
      3               11,249             47,494    47,494     48,806
      4               11,699             47,494    47,494     49,204
      5               12,167             47,494    47,494     49,636
      6               12,653             47,494    47,494     50,101
      7               13,159             47,494    49,494     50,600
      8               13,686             47,494    47,494     51,132
      9               14,233             47,494    47,494     51,698
      10              14,802             47,494    47,494     52,298
      15              18,009             47,494    47,494     56,964
      20              21,911             47,494    47,494     64,838
      25              26,658             47,494    47,494     73,827
      30              32,434             47,494    47,494     84,067
      35              39,461             47,494    47,494     95,763
      40              48,010             47,494    47,494     109,163

                                          CASH SURRENDER VALUES (1)
   END OF        TOTAL PREMIUM           ASSUMING HYPOTHETICAL GROSS
POLICY YEAR    PAID PLUS INTEREST        ANNUAL INVESTMENT RETURN OF
                          AT 4%            0%        4%         8%

      1                 $10,400         $ 9,062   $ 9,453    $ 9,844
      2                  10,816           8,753     9,532     10,341
      3                  11,249           8,446     9,609     10,863
      4                  11,699           8,140     9,683     11,412
      5                  12,167           7,836     9,754     11,987
      6                  12,653           7,532     9,820     12,591
      7                  13,159           7,227     9,880     13,224
      8                  13,686           7,099    10,110     13,887
      9                  14,233           6,972    10,343     14,581
      10                 14,802           6,848    10,578     15,308
      15                 18,009           6,238    11,817     19,520
      20                 21,911           5,713    13,192     25,843
      25                 26,658           5,201    14,664     33,966
      30                 32,434           4,689    16,022     44,208
      35                 39,461           4,165    16,989     56,967
      40                 48,010           3,610    17,977     72,506
                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
            Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)


FOR: JOHN DOE                                          PLAN ID:KEYLIFE
                                               GUARANTEED MINIMUM DEATH BENEFIT
AGE: 30                                                      $47,494
CLASS: STANDARD                                      SINGLE PREMIUM AMOUNT
                                                             $10,000

  END OF            TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                  GROSS ANNUAL INVESTMENT RETURN OF
                          AT 5%                    0%                6%                12%

       1                $10,500                 $47,494           $47,494           $49,904
       2                 11,025                  47,494            47,494            52,155
       3                 11,576                  47,494            47,494            54,572
       4                 12,155                  47,494            47,494            57,161
       5                 12,763                  47,494            47,494            59,935
       6                 13,401                  47,494            47,494            62,903
       7                 14,071                  47,494            49,494            66,076
       8                 14,775                  47,494            47,494            69,466
       9                 15,513                  47,494            47,494            73,559
      10                 16,289                  47,494            47,494            78,058
      15                 20,789                  47,494            47,494           106,723
      20                 26,533                  47,494            47,494           145,904
      25                 33,864                  47,494            47,494           199,486
      30                 43,219                  47,494            47,494           272,814
      35                 55,160                  47,494            47,494           373,235
      40                 70,400                  47,494            47,494           510,940

                                                        CASH SURRENDER VALUES (1)
   END OF           TOTAL PREMIUM                      ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST                   ANNUAL INVESTMENT RETURN OF
                          AT 5%                    0%                6%                12%

       1                $10,500                 $ 9,062           $ 9,649            $10,235
       2                 11,025                   8,753             9,934             11,177
       3                 11,576                   8,446            10,226             12,204
       4                 12,155                   8,140            10,526             13,325
       5                 12,763                   7,836            10,833             14,547
       6                 13,401                   7,532            11,146             15,879
       7                 14,071                   7,227            11,466             17,332
       8                 14,775                   7,099            11,792             18,916
       9                 15,513                   6,972            12,123             20,777
      10                 16,289                   6,848            12,458             22,848
      15                 20,789                   6,238            14,233             36,570
      20                 26,533                   5,713            16,411             58,155
      25                 33,864                   5,201            18,751             91,778
      30                 43,219                   4,689            21,123            143,463
      35                 55,160                   4,165            23,339            222,027
      40                 70,400                   3,610            24,940            339,367

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
            Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                          PLAN ID: KEYLIFE
AGE: 40                                         GUARANTEED MINIMUM DEATH BENEFIT
                                                            $34,165
CLASS: STANDARD                                      SINGLE PREMIUM AMOUNT
                                                            $10,000

  END OF             TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                  GROSS ANNUAL INVESTMENT RETURN OF
                          AT 4%                    0%                4%                 8%
       1                $10,400                 $34,165           $34,165           $34,617
       2                 10,816                  34,165            34,165            35,863
       3                 11,249                  34,165            34,165            35,132
       4                 11,699                  34,165            34,165            35,424
       5                 12,167                  34,165            34,165            35,740
       6                 12,653                  34,165            34,165            36,078
       7                 13,159                  34,165            34,165            36,440
       8                 13,686                  34,165            34,165            36,825
       9                 14,233                  34,165            34,165            37,233
      10                 14,802                  34,165            34,165            37,664
      15                 18,009                  34,165            34,165            41,028
      20                 21,911                  34,165            34,165            46,086
      25                 26,658                  34,165            34,165            52,409
      30                 32,434                  34,165            34,165            59,722
      35                 39,461                  34,165            34,165            68,126
      40                 48,010                  34,165            34,165            77,870

                                                      CASH SURRENDER VALUES (1)
  END OF            TOTAL PREMIUM                    ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST                 ANNUAL INVESTMENT RETURN OF
                          AT 4%                     0%               4%                 8%

       1                $10,400                 $ 9,054           $ 9,445           $ 9,836
       2                 10,816                   8,731             9,511            10,320
       3                 11,249                   8,406             9,571            10,825
       4                 11,699                   8,078             9,623            11,351
       5                 12,167                   7,746             9,667            11,899
       6                 12,653                   7,410             9,701            12,470
       7                 13,159                   7,067             9,726            13,066
       8                 13,686                   6,928             9,939            13,688
       9                 14,233                   6,789            10,155            14,336
      10                 14,802                   6,652            10,372            15,012
      15                 18,009                   5,999            11,493            18,876
      20                 21,911                   5,416            12,697            24,235
      25                 26,658                   4,823            13,909            31,177
      30                 32,434                   4,197            15,038            39,668
      35                 39,461                   3,516            15,934            49,823
      40                 48,010                   2,763            16,329            61,611

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
                    Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                          PLAN ID: KEYLIFE
AGE: 40                                         GUARANTEED MINIMUM DEATH BENEFIT
                                                           $34,165
CLASS: STANDARD                                     SINGLE PREMIUM AMOUNT
                                                           $10,000

   END OF           TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                 GROSS ANNUAL INVESTMENT RETURN OF
                          AT 5%                    0%                6%                12%

       1                $10,500                 $34,165           $34,165           $35,907
       2                 11,025                  34,165            34,165            37,535
       3                 11,576                  34,165            34,165            39,281
       4                 12,155                  34,165            34,165            41,152
       5                 12,763                  34,165            34,165            43,154
       6                 13,401                  34,165            34,165            45,295
       7                 14,071                  34,165            34,165            47,582
       8                 14,775                  34,165            34,165            50,025
       9                 15,513                  34,165            34,165            52,926
      10                 16,289                  34,165            34,165            56,092
      15                 20,789                  34,165            34,165            76,706
      20                 26,533                  34,165            34,165           104,901
      25                 33,864                  34,165            34,165           143,501
      30                 43,219                  34,165            34,165           196,426
      35                 55,160                  34,165            34,165           269,160
      40                 70,400                  34,165            34,165           369,554
                                                     CASH SURRENDER VALUES (1)
   END OF           TOTAL PREMIUM                   ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST                ANNUAL INVESTMENT RETURN OF
                          AT 5%                     0%                6%                12%
       1                $10,500                 $ 9,054           $ 9,641           $10,226
       2                 11,025                   8,731             9,913            11,154
       3                 11,576                   8,406            10,189            12,161
       4                 12,155                   8,078            10,467            13,253
       5                 12,763                   7,746            10,748            14,439
       6                 13,401                   7,410            11,031            15,727
       7                 14,071                   7,067            11,316            17,125
       8                 14,775                   6,928            11,636            18,644
       9                 15,513                   6,789            11,943            20,408
      10                 16,289                   6,652            12,235            22,358
      15                 20,789                   5,999            13,719            35,290
      20                 26,533                   5,416            15,407            55,164
      25                 33,864                   4,823            16,983            85,364
      30                 43,219                   4,197            18,123           130,466
      35                 55,160                   3,516            18,186           196,846
      40                 70,400                   2,763            18,007           292,394

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY,THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS,INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
            Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                          PLAN ID: KEYLIFE
AGE: 50                                        GUARANTEED MINIMUM DEATH BENEFIT
                                                          $25,089
CLASS: STANDARD                                    SINGLE PREMIUM AMOUNT
                                                          $10,000

   END OF           TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                 GROSS ANNUAL INVESTMENT RETURN OF
                          AT 4%                    0%                4%                8%

      1                 $10,400                 $25,089           $25,089           $25,459
      2                  10,816                  25,089            25,089            25,676
      3                  11,249                  25,089            25,089            26,910
      4                  11,699                  25,089            25,089            26,159
      5                  12,167                  25,089            25,089            26,424
      6                  12,653                  25,089            25,089            26,705
      7                  13,159                  25,089            25,089            27,002
      8                  13,686                  25,089            25,089            27,315
      9                  14,233                  25,089            25,089            27,644
      10                 14,802                  25,089            25,089            27,989
      15                 18,009                  25,089            25,089            30,619
      20                 21,911                  25,089            25,089            33,978
      25                 26,658                  25,089            25,089            37,835
      30                 32,434                  25,089            25,089            42,288
      35                 39,461                  25,089            25,089            47,474
      40                 48,010                  25,089            25,089            53,620

                                                       CASH SURRENDER VALUES (I)
   END OF         TOTAL PREMIUM PAID                  ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST                  ANNUAL INVESTMENT RETURN OF
                          AT 4%                   0%                4%                8%

      1                 $10,400                 $ 9,041           $ 9,433           $ 9,824
      2                  10,816                   8,703             9,485            10,294
      3                  11,249                   8,358             9,527            10,782
      4                  11,699                   8,003             9,557            11,286
      5                  12,167                   7,638             9,573            11,809
      6                  12,653                   7,260             9,573            12,350
      7                  13,159                   6,868             9,558            12,910
      8                  13,686                   6,722             9,761            13,491
      9                  14,233                   6,577             9,966            14,094
      10                 14,802                   6,431            10,172            14,718
      15                 18,009                   5,770            11,218            18,214
      20                 21,911                   5,130            12,296            22,568
      25                 26,658                   4,445            13,313            27,670
      30                 32,434                   3,685            14,137            33,458
      35                 39,461                   3,853            14,603            40,061
      40                 48,010                   1,981            14,409            47,562

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
                    Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                           PLAN ID: KEYLIFE
AGE: 50                                        GUARANTEED MINIMUM DEATH BENEFIT
                                                            $25,089
CLASS: STANDARD                                      SINGLE PREMIUM AMOUNT
                                                            $10,000

   END OF            TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                 GROSS ANNUAL INVESTMENT RETURN OF
                        AT 5%                       0%               6%               12%

      1               $10,500                    $25,089          $25,089           $26,407
      2                11,025                     25,089           25,089            27,642
      3                11,576                     25,089           25,089            28,964
      4                12,155                     25,089           25,089            30,377
      5                12,763                     25,089           25,089            31,888
      6                13,401                     25,089           25,089            33,502
      7                14,071                     25,089           25,089            35,224
      8                14,775                     25,089           25,089            37,061
      9                15,513                     25,089           25,089            39,181
      10               16,289                     25,089           25,089            41,488
      15               20,789                     25,089           25,089            56,709
      20               26,533                     25,089           25,089            77,626
      25               33,864                     25,089           25,089            106,362
      30               43,219                     25,089           25,089            146,021
      35               55,160                     25,089           25,089            201,080
      40               70,400                     25,089           25,089            278,283

                                                        CASH SURRENDER VALUES (1)
   END OF            TOTAL PREMIUM                     ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST                     ANNUAL INVESTMENT RETURN
                         AT 5%                    0%                6%               12%

      1                $10,500                  $ 9,041           $ 9,629         $10,214
      2                 11,025                     8,703            9,888          11,125
      3                 11,576                     8,358           10,147          12,110
      4                 12,155                     8,003           10,406          13,174
      5                 12,763                     7,638           10,663          14,323
      6                 13,401                     7,260           10,918          15,564
      7                 14,071                     6,868           11,170          16,905
      8                 14,775                     6,722           11,510          18,355
      9                 15,513                     6,577           11,837          20,005
      10                16,289                     6,431           12,128          21,817
      15                20,789                     5,770           13,389          33,734
      20                26,533                     5,130           14,584          51,559
      25                33,864                     4,445           15,303          77,786
      30                43,219                     3,685           15,986         115,533
      35                55,160                     2,853           16,978         169,684
      40                70,400                     1,981           17,988         246,842

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
            Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                        PLAN  ID: KEYLIFE
AGE: 60                                        GUARANTEED MINIMUM DEATH BENEFIT
                                                          $19,016
CLASS: STANDARD                                     SINGLE PREMIUM AMOUNT
                                                          $10,000

   END OF            TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                 GROSS ANNUAL INVESTMENT RETURN OF
                         AT 4%                      0%               4%                8%

      1                $10,400                  $19,016           $19,016           $19,304
      2                 10,816                   19,016            19,016            19,474
      3                 11,249                   19,016            19,016            19,655
      4                 11,699                   19,016            19,016            19,847
      5                 12,167                   19,016            19,016            20,051
      6                 12,653                   19,016            19,016            20,266
      7                 13,159                   19,016            19,016            20,493
      8                 13,686                   19,016            19,016            20,731
      9                 14,233                   19,016            19,016            20,981
      10                14,802                   19,016            19,016            21,242
      15                18,009                   19,016            19,016            23,260
      20                21,911                   19,016            19,016            25,869
      25                26,658                   19,016            19,016            28,920
      30                32,434                   19,016            19,016            32,549
      35                39,461                   19,016            19,016            36,883
      40                48,010                   19,016            19,016            42,680

                                                CASH SURRENDER VALUES (1)
END OF            TOTAL PREMIUM                 ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST            ANNUAL INVESTMENT RETURN OF
                         AT 4%                    0%                4%               8%

      1                $10,400                  $ 9,004           $ 9,397          $ 9,788
      2                 10,816                    8,622             9,408           10,218
      3                 11,249                    8,222             9,402           10,660
      4                 11,699                    7,802             9,376           11,114
      5                 12,167                    7,357             9,326           11,580
      6                 12,653                    6,883             9,250           12,058
      7                 13,159                    6,377             9,145           12,549
      8                 13,686                    6,219             9,325           13,055
      9                 14,233                    6,071             9,505           13,574
      10                14,802                    5,937             9,685           14,109
      15                18,009                    5,250            10,575           17,011
      20                21,911                    4,513            11,430           20,468
      25                26,658                    3,699            12,148           24,405
      30                32,434                    2,805            12,596           28,872
      35                39,461                    1,897            12,603           34,471
      40                48,010                      765            10,065           42,680

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                     KEYLIFE
                         KEYPORT LIFE INSURANCE COMPANY
                    Illustration of Death Benefits and Cash Surrender Values
                 Single Premium Variable Life Insurance (SPVLI)

FOR: JOHN DOE                                          PLAN ID: KEYLIFE
AGE: 60                                        GUARANTEED MINIMUM DEATH BENEFIT
                                                            $19,016
CLASS: STANDARD                                       SINGLE PREMIUM AMOUNT
                                                            $10,000

   END OF            TOTAL PREMIUM                 DEATH BENEFITS (1) ASSUMING HYPOTHETICAL
POLICY YEAR       PAID PLUS INTEREST                  GROSS ANNUAL INVESTMENT RETURN OF
                         AT 5%                      0%               6%                 12%

      1                $10,500                   $19,016          $19,016            $20,023
      2                 11,025                    19,016           19,016             20,965
      3                 11,576                    19,016           19,016             21,972
      4                 12,155                    19,016           19,016             23,048
      5                 12,763                    19,016           19,016             24,198
      6                 13,401                    19,016           19,016             25,426
      7                 14,071                    19,016           19,016             26,735
      8                 14,775                    19,016           19,016             28,132
      9                 15,513                    19,016           19,016             29,621
      10                16,289                    19,016           19,016             31,208
      15                20,789                    19,016           19,016             42,452
      20                26,533                    19,016           19,016             58,281
      25                33,864                    19,016           19,016             80,249
      30                43,219                    19,016           19,016            111,049
      35                55,160                    19,016           19,016            154,492
      40                70,400                    19,016           19,016            219,159

                                                      CASH SURRENDER VALUES (1)
   END OF            TOTAL PREMIUM                   ASSUMING HYPOTHETICAL GROSS
POLICY YEAR       PAID PLUS INTEREST                 ANNUAL INVESTMENT RETURN OF
                          AT 5%                   0%            6%              12%

      1                 $10,500                 $ 9,004       $ 9,594         $10,176
      2                  11,025                   8,622         9,813          11,043
      3                  11,576                   8,222        10,028          11,974
      4                  12,155                   7,802        10,237          12,974
      5                  12,763                   7,357        10,438          14,047
      6                  13,401                   6,883        10,629          15,199
      7                  14,071                   6,377        10,811          16,436
      8                  14,775                   6,219        11,117          17,765
      9                  15,513                   6,071        11,427          19,193
      10                 16,289                   5,937        11,738          20,729
      15                 20,789                   5,250        13,136          31,047
      20                 26,533                   4,513        14,130          46,113
      25                 33,864                   3,699        15,066          67,719
      30                 43,219                   2,805        16,021          98,502
      35                 55,160                   1,897        17,052         144,388
      40                 70,400                     765        17,974         219,159

                   (1) Assumes no policy loans have been made.
THE HYPOTHETICAL RATES SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE BY THE COMPANY,THE VARIABLE ACCOUNT, OR THE ELIGIBLE MUTUAL FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL INVESTMENT RESULTS WILL DEPEND UPON MANY FACTORS, INCLUDING THE CHOICE OF INVESTMENT SUB-ACCOUNT AND DIFFERENT INVESTMENT EXPERIENCE OF THE ELIGIBLE MUTUAL FUNDS.

                                      APPENDIX B

                    ILLUSTRATIVE EXAMPLES OF THE CALCULATION OF THE
                     GUARANTEED MAXIMUM POLICY MAINTENANCE CHARGE

The Maximum Policy Maintenance Charge is based on the lower of the Minimum Guaranteed Death Benefit ("MGDB") and 3.5 times the Single Premium paid under a Policy. The following examples assume a $l0,000 Single Premium has been paid:

Example Number One For an Insured With Issue Age Thirty

    1.    The MGDB is $47,494 (see the illustrations in Appendix A).

    2.    3.5 times the Single Premium is $35,000.

    3. Thus, the Policy Maintenance Charge is based on $35,000, not on the $47,494 MGDB.

    4. Therefore, the Maximum Policy Maintenance Charge during Policy Years 1 through 15 is .25 times 35,000 divided by 1,000 or $8.75. For Policy Years after the 15th, the Maximum Policy Maintenance Charge is .15 times 35,000 divided by 1,000 or $5.25.

Example Number Two For an Insured With Issue Age Sixty

    1.    The MGDB is $l9,016 (see the illustrations in Appendix A).

    2.    3.5 times the Single Premium is $35,000.

    3. Thus, the Policy Maintenance Charge is based on $l9,016, not on the $35,000 which was the case with Example Number One above.

    4. Therefore, the Maximum Policy Maintenance Charge for Policy Years l through 15 is .37 times l9,016 divided by l,000 or $7.04. For Policy Years after the l5th, the Maximum Policy Maintenance Charge is .222 times l9,0l6 divided by l,000 or $4.22.

                                      APPENDIX C

                   ILLUSTRATIVE EXAMPLE OF REDUCTION OR ELIMINATION
                             OF POLICY MAINTENANCE CHARGE
                                          AND
              CREDITING OF ADDITIONAL CASH VALUES TO THE VARIABLE ACCOUNT

Example Number One for Insureds in Their 9th Through l5th Policy Years

The Cash Value at the end of the l0th Policy Year for an Insured issued a Policy at age 30, who paid a $l0,000 Single Premium that earned a hypothetical interest rate of l2%, is $22,848 (see the illustration in Appendix A).

To determine whether or not the Monthly Policy Maintenance Charge is to be eliminated in the first month of the eleventh Policy Year, the following test is performed:

    1) The above Cash Value is compared to the Single Premium ($l0,000) multiplied by 1 plus a factor equal to:

          a) Policy Year (11) times [.085 plus (Policy Year (11) times .0023)], or l.2133.

          b)    Therefore, $l0,000 times (1 + l.2133) equals $22,133.

    2) Since $22,133 is less than the Policy's Cash Value, the Policy Maintenance Charge is not taken on the next Monthly Anniversary. This test is performed in each month during Policy Years 9-15, and if the condition is met the Policy Maintenance Charge is eliminated.

If the above test is satisfied as of the beginning of the last month of a Policy Year, then on the next Policy Anniversary Keyport will credit additional Cash Value in an amount equal to .30% of the existing Cash Value. For example, if the Cash Value at the end of the last month of the Policy Year is $24,000 before any monthly deductions, and the above test is satisfied, then Cash Values equal to $72 (.0030 times $24,000) will be credited.

Example Number Two for Insureds in Policy Years l6 and Greater

The Cash Value at the end of the 20th Policy Year for an Insured of a Policy issued at age 40, who paid a $l0,000 Single Premium that earned a hypothetical interest rate of l2%, is $55,164 (see the illustration in Appendix A).

To determine whether or not the Policy Maintenance Charge is to be reduced in the first month of the twenty-first Policy Year, the following test is performed:

    1) The above Cash Value is compared to the Single Premium ($l0,000) multiplied by l plus a factor equal to:

          a) Policy Year (21) times [.032 plus (Policy Year (21) times .0018)], or 1.4658.

          b)    $10,000 times (1 + 1.4658) equals $24,658.

    2) Since $24,658 is less than the above Cash Value, only a portion of the already reduced Policy Maintenance Charge is deducted. This fraction equals:

          a) .02 times the Guaranteed Minimum Death Benefit for an Insured of this issue age ($34,165); times

          b)    the Policy Year (21) minus l5; divided by

          c)    the death benefit at the end of the twentieth Policy Year
                ($104,901);

          or .03908; i.e., the otherwise applicable Policy Maintenance Charge will be multiplied by .03908. This test is performed in each month after Policy Year l5.

If the above test is satisfied as of the beginning of the last month of a Policy Year, then on the next Policy Anniversary Keyport will credit additional Cash Values as in Example Number One above.

                                   APPENDIX D

                        FACTORS TO CALCULATE APPROXIMATE
                        GUARANTEED MINIMUM DEATH BENEFIT

  Insured's Age               Insured's Date               Insured's Age
on Date of Issue   Factor*   on Date of Issue   Factor*   on Date of Issue   Factor*
       1            11.79           25           5.58            48           2.66
       2            11.45           26           5.41            49           2.58
       3            11.12           27           5.23            50           2.50
       4            10.79           28           5.07            51           2.43
       5            10.47           29           4.90            52           2.36
       6            10.14           30           4.74            53           2.29
       7             9.82           31           4.59            54           2.23
       8             9.51           32           4.44            55           2.17
       9             9.20           33           4.29            56           2.11
      10             8.90           34           4.15            57           2.05
      11             8.61           35           4.02            58           2.00
      12             8.32           36           3.89            59           1.95
      13             8.05           37           3.76            60           1.90
      14             7.80           38           3.64            61           1.85
      15             7.56           39           3.52            62           1.80
      16             7.33           40           3.41            63           1.76
      17             7.11           41           3.30            64           1.72
      18             6.90           42           3.20            65           1.68
      19             6.70           43           3.10            66           1.64
      20             6.50           44           3.01            67           1.60
      21             6.31           45           2.91            68           1.57
      22             6.12           46           2.82            69           1.53
      23             5.94           47           2.74            70           1.50
      24             5.76

                                   APPENDIX E

                      TABLE OF NET SINGLE PREMIUM FACTORS

        Net Single Premiums ("NSP") Based On Insured's Age Last Birthday

Age       NSP       Age       NSP       Age       NSP       Age       NSP

 1      0.08481      26     0.18481      51     0.41049      76     0.74385
 2      0.08727      27     0.19086      52     0.42261      77     0.74385
 3      0.08988      28     0.19717      53     0.43493      78     0.76797
 4      0.09262      29     0.20373      54     0.44742      79     0.77969
 5      0.09550      30     0.21055      55     0.46007      80     0.79121
 6      0.09853      31     0.21764      56     0.47289      81     0.80250
 7      0.10173      32     0.22498      57     0.48586      82     0.81349
 8      0.10510      33     0.23257      58     0.49902      83     0.82408
 9      0.10863      34     0.24041      59     0.51236      84     0.83422
10      0.11231      35     0.24852      60     0.52587      85     0.84386
11      0.11614      36     0.25687      61     0.53952      86     0.85306
12      0.12008      37     0.26547      62     0.55330      87     0.86187
13      0.12409      38     0.27431      63     0.56714      88     0.87038
14      0.12815      39     0.28339      64     0.58101      89     0.87872
15      0.13225      40     0.29270      65     0.59487      90     0.88702
16      0.13638      41     0.30224      66     0.60872      91     0.89544
17      0.14056      42     0.31200      67     0.62257      92     0.90418
18      0.14480      43     0.32198      68     0.63643      93     0.91347
19      0.14916      44     0.33221      69     0.65031      94     0.92357
20      0.15364      45     0.34267      70     0.66420      95     0.93460
21      0.15829      46     0.35336      71     0.67804      96     0.94652
22      0.16313      47     0.36430      72     0.69176      97     0.95894
23      0.16819      48     0.37548      73     0.70526      98     0.97096
24      0.17348      49     0.38691      74     0.71847      99     0.98058
25      0.17902      50     0.39859      75     0.73133     100     1.00000